                         Judge: The Honorable Thomas T. Glover
                         Chapter: 11
                         Hearing Location:   Park Place Building
                                             1200 Sixth Avenue
                                             Seattle, Washington
                                             Room 416
                         Hearing Date:       [to be scheduled]
                         Hearing Time:       [to be scheduled]
                         Response Date:      [to be scheduled]



                         UNITED STATES BANKRUPTCY COURT

                         WESTERN DISTRICT OF WASHINGTON

                                   AT SEATTLE



In re                                   )    Case No. 95-00100
                                        )
LAMONTS APPAREL, INC.,                  )
a Delaware corporation, dba             )
LAMONTS, LAMONTS FOR KIDS, fka          )
TEXSTYRENE CORPORATION, a               )DEBTOR'S PLAN OF
Delaware corporation, ARIS              )REORGANIZATION UNDER
CORPORATION, a Delaware                 )CHAPTER 11 OF THE
corporation, LAMONTS                    )BANKRUPTCY CODE
CORPORATION, a Delaware                 )
corporation, and LAMONTS                )
APPAREL, INC., a Washington             )
corporation,

                    Debtor.

Taxpayer Identification
No. 75-2076160

DEBTOR'S FORMER ADDRESS:
  3650 131st Avenue S.E.                )
  Bellevue, WA  98006                   )
                                        )
DEBTOR'S CURRENT ADDRESS:               )
  12413 Willows Road N.E.               )
  Kirkland, WA  98034                   )
________________________________        )


DEBTOR'S PLAN OF REORGANIZATION                      STUTMAN, TREISTER & GLATT
UNDER CHAPTER 11 OF THE                               PROFESSIONAL CORPORATION
BANKRUPTCY CODE                                 3699 Wilshire Blvd., Suite 900
                                                        Los Angeles, CA  90010
                                                     Telephone: (213) 251-5100
                                            Special Reorganization Counsel for
                                               Debtor and Debtor in Possession

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
I. DEFINITIONS AND RULES OF CONSTRUCTION . . . . . . . . . . . . . . . . . . . 2
          A. Defined Terms.. . . . . . . . . . . . . . . . . . . . . . . . . . 2
          B. Other Terms.. . . . . . . . . . . . . . . . . . . . . . . . . . .12
          C. Plan Documentary Supplement.. . . . . . . . . . . . . . . . . . .13
          D. Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
II. CLASSIFICATION AND TREATMENT OF  CLAIMS AND EQUITY INTERESTS . . . . . . .13
          A. Summary.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
          B. Administrative Expenses.. . . . . . . . . . . . . . . . . . . . .14
          C. Priority Tax Claims.. . . . . . . . . . . . . . . . . . . . . . .15
          D. Classification and Treatment. . . . . . . . . . . . . . . . . . .16
III. ACCEPTANCE OR REJECTION OF THE PLAN . . . . . . . . . . . . . . . . . . .19
          A. Voting Classes. . . . . . . . . . . . . . . . . . . . . . . . . .19
          B. Voting Rights of Holders of Disputed Claims.. . . . . . . . . . .19
          C. Acceptance by Impaired Classes. . . . . . . . . . . . . . . . . .20
          D. Presumed Acceptance of Plan.. . . . . . . . . . . . . . . . . . .20
          E. Nonconsensual Confirmation. . . . . . . . . . . . . . . . . . . .21
IV. PROVISIONS FOR TREATMENT OF DISPUTED, CONTINGENT, OR UNLIQUIDATED
CLAIMS, EQUITY INTERESTS, AND ADMINISTRATIVE EXPENSES . . . . . . . . . . . . 21
          A. Reserve for Disputed Other Priority Claims, Disputed
               Priority Tax Claims, and Disputed
               Administrative Expenses.. . . . . . . . . . . . . . . . . . . .21
          B. Allowance of Claims of Holders of Record of Old 10 1/4%
               Notes and of Holders of Record of Old 13 1/2% Notes;
               Reserve for Disputes. . . . . . . . . . . . . . . . . . . . . .22
          C. Allowance of Interests of Holders of Record of Old Common
               Stock; Reserve for Disputes.. . . . . . . . . . . . . . . . . .23
          D. Reserve for Disputed General Unsecured Claims.. . . . . . . . . .24

          E. Resolution of Disputed Claims, Disputed Equity Interests,
               and Disputed Administrative Expenses. . . . . . . . . . . . . .25
V. IMPLEMENTATION OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . 25
          A. Funding of Cash Payments. . . . . . . . . . . . . . . . . . . . .25
          B. Issuance of New Common Stock and New Warrants.. . . . . . . . . .26
          C. Cancellation of Existing Securities and Rejection of
          Related Agreements.. . . . . . . . . . . . . . . . . . . . . . . . .26
          D. Surrender of Existing Securities. . . . . . . . . . . . . . . . .26
          E. Compromise of Subordination Disputes. . . . . . . . . . . . . . .27
          1. Subordination Provisions of Old 10 1/4% Notes.. . . . . . . . . .27
          2. Subordination Provisions of Old 13 1/2% Notes.. . . . . . . . . .29
          F. Certificate of Incorporation and Bylaws.. . . . . . . . . . . . .31
          G. Management of the Reorganized Debtor. . . . . . . . . . . . . . .32
          H. Corporate Action. . . . . . . . . . . . . . . . . . . . . . . . .33
          I. Method of Distribution Under the Plan.. . . . . . . . . . . . . .34
               1. In General . . . . . . . . . . . . . . . . . . . . . . . . .34
               2. Investment of Cash . . . . . . . . . . . . . . . . . . . . .34
               3. Manner of Payment Under the Plan . . . . . . . . . . . . . .35
               4. Manner of Distribution of Other Property . . . . . . . . . .35
               5. Setoffs. . . . . . . . . . . . . . . . . . . . . . . . . . .35
               6. Distribution of Unclaimed Property . . . . . . . . . . . . .35
               7. DE MINIMIS Distributions . . . . . . . . . . . . . . . . . .36
               8. Fractional Shares  . . . . . . . . . . . . . . . . . . . . .36
               9. Record Date.. . . . . . . . . . . .. . . . . . . . . . . . .37
               10. Saturday, Sunday, or Legal Holiday. . . . . . . . . . . . .37
          J. Revesting of Assets.. . . . . . . . . . . . . . . . . . . . . . .37

          K. Continuation of FNBB Claim and FNBB Liens.. . . . . . . . . . . .38
VI. EXECUTORY CONTRACTS AND UNEXPIRED LEASES . . . . . . . . . . . . . . . . .39
          A. Assumption. . . . . . . . . . . . . . . . . . . . . . . . . . . .39
          B. Rejection.. . . . . . . . . . . . . . . . . . . . . . . . . . . .40
VII. EFFECTIVENESS OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . .42
          A. Conditions Precedent. . . . . . . . . . . . . . . . . . . . . . .42
          B. Waiver of Conditions. . . . . . . . . . . . . . . . . . . . . . .43
          C. Notice of Effective Date. . . . . . . . . . . . . . . . . . . . .43
VIII. RETENTION OF JURISDICTION . . . . . . . . . . . . . . . . . . . . . . . 43
IX. MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . 45
          A. Payment of Statutory Fees.. . . . . . . . . . . . . . . . . . . .45
          B. Discharge of Debtor and Injunction. . . . . . . . . . . . . . . .46
          C. No Liability for Solicitation or Participation. . . . . . . . . .48
          D. Limitation of Liability.. . . . . . . . . . . . . . . . . . . . .48
          E. Rights of Action. . . . . . . . . . . . . . . . . . . . . . . . .49
          F. Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .50
          G. Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . . .50
          H. Revocation or Withdrawal. . . . . . . . . . . . . . . . . . . . .50
               1. Right to Revoke. . . . . . . . . . . . . . . . . . . . . . .50
               2. Effect of Withdrawal or Revocation . . . . . . . . . . . . .50
          I. Governing Law.. . . . . . . . . . . . . . . . . . . . . . . . . .50
          J. Withholding, Reporting, and Payment of Taxes. . . . . . . . . . .51
          K. Other Documents and Actions.. . . . . . . . . . . . . . . . . . .51
          L. Modification of the Plan. . . . . . . . . . . . . . . . . . . . .51
          M. Notices.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
          N. Successors and Assigns. . . . . . . . . . . . . . . . . . . . . .52

                                LIST OF EXHIBITS


Exhibit A      Summary of Certain Principal Terms and Conditions of New Class A
               Warrants

Exhibit B      Summary of Certain Principal Terms and Conditions of New Class B
               Warrants

Exhibit C      Summary of Certain Principal Terms and Conditions of New Employee
               Stock Options

Exhibit D      List of Deferred Payment Tax Claims

Exhibit E      Quantity of Shares of New Common Stock to be Received as of the
               Effective Date by Holders of Allowed Senior Claims

Exhibit F      Members of Initial Board of Directors of Reorganized Debtor

Exhibit G      List of Executory Contracts Assumed

Exhibit H      List of Executory Contracts Rejected

          LAMONTS APPAREL, INC., a Delaware corporation, as debtor and debtor in possession, proposes the following chapter 11 plan pursuant to section 1121(a) of the Bankruptcy Code. The Disclosure Statement which accompanies the Plan discusses the Debtor's history, business, properties, and results of operations and contains a summary and discussion of the Plan. Holders of Claims and Equity Interests are encouraged to read the Disclosure Statement before voting to accept or reject the Plan.

                                       I.

                      DEFINITIONS AND RULES OF CONSTRUCTION

          A.   DEFINED TERMS.

          As used herein, the following terms have the respective meanings specified below, unless the context otherwise requires (such meanings to be equally applicable to both the singular and plural, and masculine and feminine, forms of the terms defined):

          1. "ALLOWED ADMINISTRATIVE EXPENSE" means any cost or expense of administration of the Chapter 11 Case allowed under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation, any actual and necessary postpetition expenses of preserving the estate of the Debtor, any actual and necessary postpetition expenses of operating the business of the Debtor in Possession, all compensation or reimbursement of expenses to the extent allowed by the Bankruptcy Court under section 330, 331, or 503 of the Bankruptcy Code, and any fees or charges assessed against the estate of the Debtor under section 1930 of title 28 of the United States Code.

          2. "ALLOWED CLAIM" and "ALLOWED EQUITY INTEREST" mean, respectively, except as otherwise provided herein, a Claim or an Equity Interest, proof of which was timely and properly filed or, if no proof of claim or proof of interest was filed, which has been or hereafter is listed by the Debtor on its Schedules as liquidated in amount and not disputed or contingent, and, in either case, as to which no objection to the allowance thereof has been interposed on or before the later of (i) the sixtieth day after the Effective Date, or
(ii) the sixtieth day after proof of such Claim or Equity Interest is filed, or
(iii) such other applicable period of limitation as may be fixed or extended by the Bankruptcy Court, or as to which any objection has been determined by a Final Order to the extent such objection is determined in favor of the respective holder. Unless otherwise specified herein or by order of the Bankruptcy Court, "Allowed Claim" shall not include interest on such Claim accruing after the Petition Date.

          3. "AMENDED AND RESTATED CERTIFICATE OF INCORPORATION" means the Amended and Restated Certificate of Incorporation of the Reorganized Debtor which shall be substantially in the form set forth in the Plan Documentary Supplement.

          4. "AMENDED AND RESTATED BYLAWS" means the Amended and Restated Bylaws of the Reorganized Debtor which shall be substantially in the form set forth in the Plan Documentary

Supplement.

          5. "BANKRUPTCY CODE" means Title I of the Bankruptcy Reform Act of 1978, as amended, set forth in sections 101 et seq. of title 11 of the United States Code, as applicable to the Chapter 11 Case.

          6. "BANKRUPTCY COURT" means the United States District Court for the Western District of Washington, at Seattle, having jurisdiction over the Chapter 11 Case and, to the extent of any reference made pursuant to section 157 of title 28 of the United States Code, the unit of such District Court pursuant to section 151 of title 28 of the United States Code; or, in the event such court ceases to exercise jurisdiction over the Chapter 11 Case, such court or unit thereof that exercises jurisdiction over the Chapter 11 Case in lieu thereof.

          7. "BANKRUPTCY RULES" means, collectively, (i) the Federal Rules of Bankruptcy Procedure, as amended from time to time, as applicable to the Chapter 11 Case, and (ii) the Local Bankruptcy Rules applicable to cases pending before the Bankruptcy Court, as now in effect or hereafter amended.

          8. "BUSINESS DAY" means any day which is not a Saturday, a Sunday, or a "legal holiday" as defined in Bankruptcy Rule 9006(a).

          9.   "CASH" means cash or cash equivalents.

          10.  "CASH RESERVE" means the bank account or accounts referred to in
Section V.B of the Plan.

          11. "CHAPTER 11 CASE" means the case under chapter 11 of the Bankruptcy Code, commenced by the Debtor on the Petition Date, styled "In re Lamonts Apparel, Inc.", and assigned Case No. 95-00100.

          12. "CLAIM" means (a) any right to payment from the Debtor, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (b) any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

          13. "COMMITTEES" means, collectively, the Official Committee of Creditors Holding Unsecured Claims, the Official Committee of Bondholders, and the Official Committee of Equity Security Holders, each as appointed by the Office of the United States Trustee pursuant to section 1102 of the Bankruptcy Code to serve in the Chapter 11 Case.

          14. "CONFIRMATION DATE" means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on its docket.

          15. "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan in accordance with the provisions of chapter 11 of the Bankruptcy Code.

          16. "CURE PAYMENT" has the meaning referred to in Section VI.A of the Plan.

          17.  "DEBTOR" means Lamonts Apparel, Inc., a Delaware corporation.

          18. "DEBTOR IN POSSESSION" means the Debtor when acting in the capacity of representative of the estate in the Chapter 11 Case.

          19.  "DEFERRED PAYMENT TAX CLAIM" has the meaning referred to in
Section II.C of the Plan.

          20. "DISBURSING AGENT" means the Reorganized Debtor in its fiduciary capacity as the agent to hold and distribute the consideration to be distributed to holders of Allowed Administrative Expenses, Allowed Claims, and Allowed Equity Interests pursuant to the Plan, the Confirmation Order, or such other order as may be entered by the Bankruptcy Court. The Disbursing Agent may employ or contract with other entities to assist in or perform the distribution of property. The Disbursing Agent will serve without bond.

          21. "DISPUTED ADMINISTRATIVE EXPENSE", "DISPUTED CLAIM", AND "DISPUTED EQUITY INTEREST" mean any Administrative Expense, Claim, or Equity Interest, as the case may be, (i) which is listed in the Schedules as unliquidated, disputed, contingent, and/or unknown, or (ii) as to which the Debtor, any of the Committees, or any other party in interest has interposed a timely objection or request for estimation in accordance with the Bankruptcy Code and the Bankruptcy Rules, which objection or request for estimation has not been withdrawn or determined by a Final Order.

          22.  "DISTRIBUTION RESERVE" means the reserve referred to in
Section IV.A of the Plan.

          23.  "EFFECTIVE DATE" means the later of (i) the first Business Day
(a) on which no stay of the Confirmation Order is and remains in effect and
(b) that is at least one business day after the date on which the conditions specified in Section VII.A of the Plan have been satisfied or waived, and (ii) February 1, 1997.

          24. "EQUITY INTEREST" means any equity interest in the Debtor represented by the Old Common Stock.

          25. "FINAL ORDER" means an order or judgment of the Bankruptcy Court or other applicable court as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in writing in form and substance satisfactory to the Debtor or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order or judgment of the Bankruptcy Court shall have been affirmed by the highest court to which such order or judgment was appealed, or certiorari has been denied, or from which reargument or rehearing was sought, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired.

          26. "FNBB" means, collectively, The First National Bank of Boston and certain other financial institutions specified as the lenders under the FNBB Facility.

          27. "FNBB CLAIM" means all "Obligations" to FNBB as defined in and arising under the FNBB Facility, including without limitation any unpaid accrued interest, fees, costs, and charges.

          28. "FNBB FACILITY" means that certain "Debtor in Possession and Exit Financing Loan Agreement", dated as of June 4, 1996, as it may be amended from time to time, by and among the Debtor and FNBB, and all ancillary documents, instruments, and agreements referred to therein, and the orders with respect thereto entered in the Chapter 11 Case.

          29. "FNBB LIENS" has the meaning referred to in Section V.K of the Plan.

          30. "GENERAL UNSECURED CLAIM" means any Claim that is not a Secured Claim, Administrative Expense, Priority Tax Claim, or Other Priority Claim.

          31. "NEW CLASS A WARRANTS" means certain warrants exercisable for the purchase of 2,203,320 shares of New Common Stock, in the aggregate, to be issued and distributed pursuant to Section V.B of the Plan as of the Effective Date. A summary of certain of the principal terms and conditions of the New Class A Warrants is set forth in Exhibit A to the Plan. The certificates for the New Class A Warrants shall be substantially in the form set forth in the Plan Documentary Supplement. The New Class A Warrants shall be governed in all respects by the New Warrant

Agreement substantially in the form set forth in the Plan Documentary
Supplement.

          32. "NEW CLASS B WARRANTS" means certain warrants exercisable for the purchase of 800,237 shares of New Common Stock, in the aggregate, to be issued and distributed pursuant to Section V.B of the Plan as of the Effective Date. A summary of certain of the principal terms and conditions of the New Class B Warrants is set forth in Exhibit B to the Plan. The certificates for the New Class B Warrants shall be substantially in the form set forth in the Plan Documentary Supplement. The New Class B Warrants shall be governed in all respects by the New Warrant Agreement substantially in the form set forth in the Plan Documentary Supplement.

          33. "NEW COMMON STOCK" means shares of the common stock of the Reorganized Debtor, par value $.01 per share, authorized pursuant to the Amended and Restated Certificate of Incorporation. 9,000,000 of such authorized shares of New Common Stock shall be issued and distributed pursuant to Section V.B of the Plan as of the Effective Date. The certificates for the New Common Stock shall be substantially in the form set forth in the Plan Documentary Supplement.

          34. "NEW EMPLOYEE STOCK OPTIONS" means those options to purchase New Common Stock to be issued to certain employees of the Reorganized Debtor pursuant to Section V.G of the Plan. A summary of certain principal terms and conditions of the New Employee Stock Options is set forth in Exhibit C to the Plan.

The New Employee Stock Options shall be governed in all respects by the Employee Stock Option Plan substantially in the form set forth in the Plan Documentary Supplement.

          35. "NEW WARRANTS" means, collectively, the New Class A Warrants and the New Class B Warrants.

          36. "OLD COMMON STOCK" means the issued and outstanding shares of common stock of the Debtor, par value $.01 per share, prior to the Effective Date, and all rights and interests arising thereunder.

          37. "OLD EMPLOYEE STOCK OPTIONS" means those options to purchase Old Common Stock of the Debtor which were previously granted by the Debtor and are outstanding as of the Effective Date, and all rights and interests arising thereunder.

          38. "OLD 10 1/4% NOTES" means the Debtor's 10 1/4% Subordinated Notes due 1999, and all rights and Claims arising thereunder.

          39. "OLD 13 1/2% NOTES" means the Debtor's 13 1/2% Senior Subordinated Guaranteed Notes due 1995, and all rights and Claims arising thereunder.

          40. "OLD WARRANTS" means warrants for the purchase of Old Common Stock which were previously issued by the Debtor and are outstanding as of the Effective Date, and all rights and interests arising thereunder.

          41. "OTHER PRIORITY CLAIM" means any Claim accorded priority in right of payment under section 507(a) of the Bankruptcy Code, other than a Priority Tax Claim or an Administrative

Expense.
          42. "OTHER SECURED CLAIM" means any Secured Claim other than the FNBB Claim.

          43. "PETITION DATE" means January 6, 1995, the date on which the Debtor filed its voluntary petition commencing the Chapter 11 Case.

          44. "PLAN" means this chapter 11 plan of reorganization, including all exhibits thereto and all documents incorporated by reference to the Plan Documentary Supplement, either in their present form or as they may be altered, amended, or modified from time to time in accordance with the Bankruptcy Code and Bankruptcy Rules.

          45. "PLAN DOCUMENTARY SUPPLEMENT" means the compilation of the forms of certain documents referred to herein as specified in section I.C hereof.

          46. "PRIORITY TAX CLAIM" means a Claim of a governmental unit of the kind specified in section 507(a)(8) of the Bankruptcy Code.

          47. "PRO RATA SHARE" means a proportionate share, so that the ratio of the consideration distributed on account of an Allowed Claim or Allowed Equity Interest to the amount of the Allowed Claim or Allowed Equity Interest is the same as the ratio of the amount of the consideration distributed on account of all Allowed Claims or Allowed Equity Interests in such class to the amount of all Allowed Claims or Allowed Equity Interests in that class.

          48. "REORGANIZED DEBTOR" means the Debtor and Debtor in Possession, or any successor thereto by merger, consolidation, or otherwise, on and after the Effective Date.

          49. "SCHEDULES" means the schedules of assets and liabilities and list of equity security holders filed by the Debtor as required by section 521(1) of the Bankruptcy Code, Bankruptcy Rules 1007(a)(3) and (b)(1), and Official Bankruptcy Form No. 6, as amended from time to time.

          50. "SECURED CLAIM" means (i) an Allowed Claim against the Debtor to the extent of the value, as determined by the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code, of any interest in property of the estate securing such Allowed Claim, and (ii) the FNBB Claim.

          51. "SENIOR CLAIM" has the meaning referred to in Section V.E.1 of the Plan.

          52. "SENIOR INDEBTEDNESS" has the meaning referred to in Section V.E.2 of the Plan.

          B.   OTHER TERMS.

          The words "herein," "hereof," "hereto," "hereunder," and others of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan. A term used herein that is not defined herein shall have the meaning ascribed to that term, if any, in the Bankruptcy Code or Bankruptcy Rules and shall be construed in accordance with the rules of construction thereunder.

     C.   PLAN DOCUMENTARY SUPPLEMENT.

          Forms of certain documents referred to herein are contained in a separate Plan Documentary Supplement which is on file with the Clerk of the Bankruptcy Court. The Plan Documentary Supplement may be inspected in the office of the Clerk of the Bankruptcy Court during normal court hours. Holders of Claims or Equity Interests may obtain a copy of the Plan Documentary Supplement or excerpts therefrom upon written request to the Debtor.

          D.   EXHIBITS.

          All exhibits to the Plan and all documents contained in the Plan Documentary Supplement are incorporated into and are a part of the Plan as if set forth in full herein.

                                       II.

                        CLASSIFICATION AND TREATMENT OF
                           CLAIMS AND EQUITY INTERESTS

          A.   SUMMARY.

          The categories of Claims and Equity Interests listed below classify Allowed Claims and Allowed Equity Interests for all purposes, including voting, confirmation, and distribution pursuant to the Plan:

///

///

///

///

            CLASS                              STATUS
            -----                              ------
  CLASS 1: Other Priority              Impaired - entitled to vote.
  Claims
  CLASS 2: FNBB Claim                  Unimpaired - not entitled to vote.
  CLASS 3: Other Secured Claims        Unimpaired - not entitled to vote.
  CLASS 4: General Unsecured Claims    Impaired - entitled to vote.
  CLASS 5: Equity Interests            Impaired - entitled to vote.

          B.   ADMINISTRATIVE EXPENSES.

          The Disbursing Agent shall pay each Allowed Administrative Expense in full, in Cash, on the later of the Effective Date or the date such Administrative Expense becomes an Allowed Administrative Expense or as soon thereafter as is practicable, except to the extent that the holder of an Allowed Administrative Expense agrees to a different treatment; provided, however, that Allowed Administrative Expenses representing obligations incurred in the ordinary course of postpetition business by the Debtor in Possession (including without limitation postpetition trade obligations, routine postpetition payroll obligations, and postpetition tax obligations) shall be paid in full or performed by the Reorganized Debtor in the ordinary course of business.

          All applications for final compensation of professional persons for services rendered and for reimbursement of expenses incurred on or before the Effective Date and all other requests for payment of Administrative Expenses incurred before the Effec-tive Date under sections 507(a)(1) or 507(b) of the Bankruptcy Code (except only for (i) postpetition trade obligations and routine postpetition payroll obligations incurred in the ordinary course of the Debtor's postpetition business and (ii) obligations under section 1930 of title 28 of the United States Code) shall be filed no later than 60 days after the Effective Date, unless such date is extended by the Bankruptcy Court after notice to the Reorganized Debtor. Any such request for Administrative Expense that is not filed within this deadline shall be forever barred; and any holders of Administrative Expenses who are required to file a request for payment of such Administrative Expenses who do not file such requests by such deadline shall be forever barred from asserting such Administrative Expenses against the Debtor, the Reorganized Debtor, the estate, or any of their property.

          Any professional fees or reimbursement of expenses incurred by the Debtor subsequent to the Effective Date may be paid by the Debtor without application to the Bankruptcy Court.

          C.   PRIORITY TAX CLAIMS.

          The Disbursing Agent shall pay each Allowed Priority Tax Claim, except those Allowed Priority Tax Claims listed on Exhibit D to the Plan, in full, in Cash, on the Effective Date or as soon thereafter as is practicable, except to the extent that the holder of an Allowed Priority Tax Claim agrees to a different treatment. Each holder of an Allowed Priority Tax Claim listed on Exhibit D to the Plan (a "Deferred Payment Tax Claim") shall instead receive on account of such Claim deferred Cash payments over a period not exceeding six years after the date of assessment of such Claim, of a value, as of the Effective Date, equal to the amount of such Allowed Priority Tax Claim, as provided in section 1129(a)(9)(C) of the Bankruptcy Code. The Deferred Payment Tax Claims shall be paid in equal installments of principal, with the first of such installments to be made three months after the later of (i) the Effective Date and (ii) the date on which an order allowing such Claim becomes a Final Order, and with each successive installment to be made at three month intervals thereafter. Interest will accrue on the unpaid principal balance of such Claim from and after the Effective Date at the simple interest rate specified by the applicable tax law for delay in the payment of taxes, without penalty, unless a different rate is specified by the Bankruptcy Court after notice thereof to the claimant and a hearing, and will be payable in arrears at the time of payment of each principal installment. Any Deferred Payment Tax Claim may be prepaid at any time without penalty or premium, and any such prepayments shall be applied to future principal installments in order of maturity. Allowed Priority Tax Claims shall not include any interest accruing subsequent to the Petition Date or any penalties, and all postpetition interest and all penalties shall be disallowed.

          D.   CLASSIFICATION AND TREATMENT.

          CLASS 1:  OTHER PRIORITY CLAIMS.

          1. CLASSIFICATION: Class 1 consists of all Claims entitled to priority in right of payment under section 507(a) of the Bankruptcy Code, except Priority Tax Claims and Administrative Expenses.

          2. TREATMENT: The Disbursing Agent shall pay all Allowed Claims in this class in full, in Cash, on the Effective Date or as soon thereafter as is practicable, except to the extent that the holder of any such Claim agrees to a different treatment. Class 1 is impaired, and the holders of Claims in Class 1 are entitled to vote to accept or reject the Plan.

     CLASS 2:  FNBB CLAIM.

          1.   CLASSIFICATION:  Class 2 consists of the FNBB Claim.

          2. TREATMENT: The FNBB Claim, including without limitation any unpaid accrued interest, fees, costs, and charges, shall be paid in accordance with all of the provisions of the FNBB Facility, and all of the legal, equitable, and contractual rights to which FNBB is entitled under the FNBB Facility shall be left unaltered. Class 2 is unimpaired, and the holder of the Class 2 Claim is not entitled to vote to accept or reject the Plan. However, under the terms of the FNBB Facility, the Debtor is required to obtain FNBB's approval of the Plan.

     CLASS 3:  OTHER SECURED CLAIMS.

          1.   CLASSIFICATION: Class 3 consists of Other Secured Claims.

          2. TREATMENT: Any defaults with respect to an Allowed Other Secured Claim, other than defaults of a kind specified in section 365(b)(2) of the Bankruptcy Code, shall be cured on the Effective Date; the maturity of each such Claim shall be reinstated as the maturity existed before any defaults; the holder of each such Claim shall be compensated on the Effective Date for any damages incurred as a result of any reasonable reliance by such holder on any contractual provision or applicable law that entitled the holder to accelerate maturity of the Claim; and the other legal, equitable, and contractual rights of the holder of such Allowed Other Secured Claim shall not be otherwise altered. Class 3 is unimpaired, and the holders of Claims in Class 3 are not entitled to vote to accept or reject the Plan.

     CLASS 4:  GENERAL UNSECURED CLAIMS.

          1.   CLASSIFICATION: Class 4 consists of General Unsecured Claims.

          2. TREATMENT: On the Effective Date or as soon thereafter as is practicable, each holder of an Allowed General Unsecured Claim shall receive, in exchange for and satisfaction of such Claim, all of the following: (i) its Pro Rata Share of 8,800,000 shares of New Common Stock, (ii) its Pro Rata Share of New Class A Warrants exercisable for the purchase of 2,203,320 shares of New Common Stock, and (iii) its Pro Rata Share of New Class B Warrants exercisable for the purchase of 700,237 shares of New Common Stock. In addition, as of the Effective Date, the Grant of Registration Rights contained in the Plan Documentary Supplement shall be deemed an obligation of the Reorganized Debtor. Class 4 is impaired, and the holders of Allowed Class 4

Claims are entitled to vote to accept or reject the Plan.

     CLASS 5:  EQUITY INTERESTS.

          1. CLASSIFICATION: Class 5 consists of the Equity Interests in the Debtor.

          2. TREATMENT: On the Effective Date or as soon thereafter as is practicable, each holder of record as of the Effective Date of an Allowed Equity Interest shall receive, in exchange for and satisfaction of such Equity Interest, both of the following: (i) its Pro Rata Share of 200,000 shares of New Common Stock, and (ii) its Pro Rata Share of New Class B Warrants exercisable for the purchase of 100,000 shares of New Common Stock. In addition, as of the Effective Date, the Grant of Registration Rights contained in the Plan Documentary Supplement shall be deemed an obligation of the Reorganized Debtor. Class 5 is impaired, and the holders of Allowed Class 5 Interests are entitled to vote to accept or reject the Plan.

                                      III.

                       ACCEPTANCE OR REJECTION OF THE PLAN

          A.   VOTING CLASSES.

          Each holder of an Allowed Claim or Allowed Equity Interest in Class 1, 4, or 5 shall be entitled to vote to accept or reject the Plan.

          B.   VOTING RIGHTS OF HOLDERS OF DISPUTED CLAIMS.

          Pursuant to Bankruptcy Rule 3018(a), a Disputed Claim will not be counted for purposes of voting on the Plan to the extent it is disputed, unless an order of the Bankruptcy Court is entered after notice and a hearing temporarily allowing the Disputed Claim for voting purposes under Bankruptcy Rule 3018(a). Such disallowance for voting purposes is without prejudice to the claimant's right to seek to have its Disputed Claim allowed for purposes of distribution under the Plan.

          C.   ACCEPTANCE BY IMPAIRED CLASSES.

          An impaired class of Claims shall have accepted the Plan if (i) the holders (other than any holder designated under section 1126(e) of the Bankruptcy Code) of at least two-thirds in dollar amount of the Allowed Claims actually voting in such class have voted to accept the Plan and (ii) more than one-half in number of the holders (other than any holder designated under section 1126(e) of the Bankruptcy Code) of such Allowed Claims actually voting in such class have voted to accept the Plan. An impaired class of Equity Interests shall have accepted the Plan if the holders (other than any holder designated under section 1126(e) of the Bankruptcy Code) of at least two-thirds in amount of the Allowed Equity Interests actually voting in such class have voted to accept the Plan.

          D.   PRESUMED ACCEPTANCE OF PLAN.

          Class 2 and Class 3 are unimpaired under the Plan and, therefore, are conclusively presumed by the Bankruptcy Code to accept the Plan. However, to comply with the terms of the FNBB Facility, the Debtor is required to obtain FNBB's written approval of the Plan.

          E.   NONCONSENSUAL CONFIRMATION.

          In the event that any impaired class of Claims or Equity Interests shall fail to accept the Plan in accordance with section 1129(a)(8) of the Bankruptcy Code, the Debtor reserves the right to (i) request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code, and/or (ii) modify the Plan in accordance with section 1127(a) of the Bankruptcy Code.
                                       IV.

                           PROVISIONS FOR TREATMENT OF
                  DISPUTED, CONTINGENT, OR UNLIQUIDATED CLAIMS,
                  EQUITY INTERESTS, AND ADMINISTRATIVE EXPENSES

          A. RESERVE FOR DISPUTED OTHER PRIORITY CLAIMS, DISPUTED PRIORITY TAX CLAIMS, AND DISPUTED ADMINISTRATIVE EXPENSES.

          On the Effective Date or as soon thereafter as is practicable, the Disbursing Agent shall establish such reserve (the "Distribution Reserve"), if any, as the Bankruptcy Court may require after notice and a hearing, on account of particular Disputed Other Priority Claims, Disputed Priority Tax Claims, and Disputed Administrative Expenses. Any such Distribution Reserve shall be held in trust for the benefit of holders of such Disputed Other Priority Claims, Disputed Priority Tax Claims, Disputed Administrative Expenses, and the Reorganized Debtor, as their respective interests may appear, pending determination of their respective entitlement thereto. No reserve shall be required for any Disputed Claim or Disputed Administrative

Expenses to the extent of any effective insurance coverage therefor. Any Distribution Reserve shall be distributed in accordance with the Plan by the Disbursing Agent to the holder of any Disputed Other Priority Claim, Disputed Priority Tax Claim, or Disputed Administrative Expense for which a reserve has been required by the Bankruptcy Court to the extent that such Disputed Other Priority Claim, Disputed Priority Tax Claim, or Disputed Administrative Expense becomes an Allowed Claim or an Allowed Administrative Expense pursuant to a Final Order. To the extent that such a Disputed Other Priority Claim, Disputed Priority Tax Claim, or Disputed Administrative Expense ultimately is disallowed or allowed in an amount less than the amount of the Disputed Other Priority Claim, Disputed Priority Tax Claim, or Disputed Administrative Expense, any resulting surplus in the Distribution Reserve shall be transferred from the Distribution Reserve to the Reorganized Debtor by the Disbursing Agent.

          B. ALLOWANCE OF CLAIMS OF HOLDERS OF RECORD OF OLD 10 1/4% NOTES AND OF HOLDERS OF RECORD OF OLD 13 1/2% NOTES; RESERVE FOR DISPUTES.

          Each beneficial owner of Old 10 1/4% Notes or of Old 13 1/2% Notes of record as of the Effective Date shall, for purposes of distributions under the Plan, be deemed to have an Allowed Class 4 Claim for the principal amount thereof and pre-Petition Date interest thereon and need not file a proof of claim with respect thereto. In the event any entity that is neither the record holder as of the Effective Date of an Old 10 1/4% Note or of an Old 13 1/2% Note nor the beneficial owner with respect thereto shall file a proof of right to record status pursuant to Bankruptcy Rule 3003(d), the Disbursing Agent shall establish such reserve, if any, as may be ordered by the Bankruptcy Court on account of any objection thereto. Such reserve shall be held in trust for the holder of such Disputed Class 4 Claim. To the extent such Disputed Class 4 Claim is disallowed, any reserve pertaining to such Disputed Class 4 Claim shall be distributed to all holders of Allowed Class 4 Claims on a Pro Rata Basis, subject to redistribution pursuant to Section V.E of the Plan.


          C. ALLOWANCE OF INTERESTS OF HOLDERS OF RECORD OF OLD COMMON STOCK; RESERVE FOR DISPUTES.

          Each beneficial owner of Old Common Stock of record as of the Effective Date shall be deemed to have an Allowed Class 5 Interest for the number of such shares of record for purposes of distributions under the Plan and need not file a proof of interest with respect thereto. In the event any entity that is neither the record holder as of the Effective Date of Old Common Stock nor the beneficial owner with respect thereto shall file a proof of right to record status pursuant to Bankruptcy Rule 3003(d), the Disbursing Agent shall establish such reserve, if any, as may be ordered by the Bankruptcy Court on account of any objection thereto. Such reserve shall be held in trust for the holder of such Disputed Class 5 Interest. To the extent such Disputed Class 5 Interest is disallowed, any reserve pertaining to such disputed Class 5 Interest shall be distributed to all holders of Allowed Class 5 Interests on a Pro Rata Basis.

          D.   RESERVE FOR DISPUTED GENERAL UNSECURED CLAIMS.

          Shares of New Common Stock and New Warrants which would otherwise be issued and distributed on account of Disputed General Unsecured Claims pursuant to Section II.D of the Plan shall instead be issued in the name of the Disbursing Agent. Such shares, together with any dividends and distributions thereon, shall be held in trust by the Disbursing Agent and reserved for the benefit of holders of such Disputed General Unsecured Claims pending determination of their entitlement thereto, but shall not be voted by the Disbursing Agent. The Debtor or any of the Committees shall have the right to seek an order of the Bankruptcy Court, after notice and a hearing, estimating or limiting the amount of such Claims for which shares must be so reserved. No reserve shall be required for any Disputed General Unsecured Claim to the extent of any effective insurance coverage therefor. Shares so reserved shall be distributed by the Disbursing Agent to a holder of a Disputed General Unsecured Claim to the extent that such Disputed General Unsecured Claim becomes an Allowed General Unsecured Claim pursuant to a Final Order. To the extent that such a Disputed General Unsecured Claim ultimately is disallowed or allowed in an amount less than the amount for which shares have been reserved, the resulting surplus shares of New Common Stock shall be distributed by the Disbursing Agent from time to time to holders of Allowed General Unsecured Claims as their respective interests appear. Pending the resolution of objections to Disputed General

Unsecured Claims, the Disbursing Agent shall, from time to time and to the extent practicable under the circumstances, make distributions to holders of Allowed General Unsecured Claims of shares of New Common Stock and New Warrants which are not reserved for holders of Disputed General Unsecured Claims.

          E. RESOLUTION OF DISPUTED CLAIMS, DISPUTED EQUITY INTERESTS, AND DISPUTED ADMINISTRATIVE EXPENSES.

          The Reorganized Debtor and each of the Committees shall have the right to make and file objections to Claims, to Equity Interests, and to Administrative Expenses, and shall serve a copy of each objection upon the holder of the Claim, Equity Interest, or Administrative Expense to which the objection is made, on or before the later of (i) the sixtieth day after the Effective Date, or (ii) the sixtieth day after proof of such Claim or Equity Interest or request for payment of such Administrative Expense is filed, or
(iii) such other applicable period of limitation as may be fixed or extended by the Bankruptcy Court.

                                       V.

                           IMPLEMENTATION OF THE PLAN

          A.   FUNDING OF CASH PAYMENTS.

          On the Effective Date or as soon thereafter as is practicable, the Debtor shall deposit into a cash reserve an amount, in Cash, equal to the aggregate amount of Cash to be distributed as of the Effective Date under the Plan (the "Cash Reserve"). All distributions of Cash under the Plan shall be made by the Disbursing Agent from the Cash Reserve, except as otherwise required to be made from the Distribution Reserve as set forth in Section IV hereof. Any surplus funds in the Cash Reserve shall be transferred from the Cash Reserve to the Reorganized Debtor by the Disbursing Agent.

          B.   ISSUANCE OF NEW COMMON STOCK AND NEW WARRANTS.


          On the Effective Date or as soon thereafter as is practicable, the Reorganized Debtor shall be deemed empowered to issue and shall issue (i) 9,000,000 shares of New Common Stock, (ii) New Class A Warrants exercisable for the purchase of 2,203,320 shares of New Common Stock, and (iii) New Class B Warrants exercisable for the purchase of 800,237 shares of New Common Stock. All such securities shall be distributed in accordance with the provisions of this Plan.

          C. CANCELLATION OF EXISTING SECURITIES AND REJECTION OF RELATED AGREEMENTS.

          On the Effective Date, (i) the Old 10 1/4% Notes, the Old 13 1/2% Notes, and the Old Common Stock shall each be deemed canceled, and (ii) the Old Employee Stock Options, the Old Warrants, and the obligations of the Debtor under the respective indentures governing the Old 10 1/4% Notes and the Old 13 1/2% Notes and under the agreements governing the Old Employee Stock Options and the Old Warrants shall be rejected.

          D.   SURRENDER OF EXISTING SECURITIES.

          Each holder of an Old 10 1/4% Note, of an Old 13 1/2% Note, or of
Old Common Stock shall surrender such note or stock certificate to the Disbursing Agent in exchange for the distribution under this Plan. No distributions under this Plan shall be made to or on behalf of any holder of an Old 10 1/4% Note, Old 13 1/2% Note, or Old Common Stock unless and until such note or stock certificate is received by the Disbursing Agent or the unavailability of such note or certificate is reasonably established to the satisfaction of the Disbursing Agent. Any such holder that fails to surrender such note or certificate or to execute and deliver an affidavit of loss and indemnity reasonably satisfactory to the Disbursing Agent and, if so requested by the Disbursing Agent, fails to furnish a bond in form and substance (including, without limitation, with respect to amount) reasonably satisfactory to the Disbursing Agent, within five years after the Confirmation Date shall be deemed to have forfeited all rights, Claims, and interests and shall not participate in any distribution under this Plan, and all property in respect of such forfeited distribution shall revert to the Reorganized Debtor.

          E.   COMPROMISE OF SUBORDINATION DISPUTES.

               1.   SUBORDINATION PROVISIONS OF OLD 10 1/4% NOTES.

               In full settlement and satisfaction of all subordination rights claimed by holders of all Claims which constitute "Senior Claims" (as defined in the indenture, as amended, for the Old 10 1/4% Notes), (i) a portion of the New Common Stock otherwise distributable as of the Effective Date to the holders of Old 10 1/4% Notes absent this compromise will instead be distributed on a pro rata basis to holders of Allowed Senior Claims to the extent that holders of Allowed Senior Claims will receive, in the aggregate, the number of shares of New Common Stock set forth in Exhibit E to the Plan, and (ii) all New Class A Warrants and New Class B Warrants otherwise distributable to the holders of Senior Claims absent this compromise will instead be distributed on a pro rata basis to holders of Old 10 1/4% Notes. This compromise takes fully into account the relative priorities of the Claims affected in connection with the contractual subordination provisions relating to the Old 10 1/4% Notes. Accordingly, all holders of Claims shall be deemed, as of the Effective Date, to have waived any and all contractual subordination rights which they might otherwise have with respect to the Old 10 1/4% Notes and shall be deemed, as of the Effective Date, permanently enjoined from enforcing or attempting to enforce any such rights with respect to the distributions under the Plan to the holders of the Old 10 1/4% Notes. In addition, this compromise takes fully into account the Debtor's right, if any, under the indenture for the Old 10 1/4% Notes to exercise any option to exchange preferred and common stock for the Old 10 1/4% Notes.

          For purposes of the implementation of the compromise set forth in this
Section V.E.1, Annex C to the Disclosure Statement specifies those Claims that have been filed or are deemed filed in the Chapter 11 Case which will, to the extent ultimately allowed, be treated as Allowed Senior Claims. If any party in interest contends that Annex C to the Disclosure

Statement is incorrect or incomplete, such party must file with the Bankruptcy Court and serve upon counsel for the Debtor and each of the Committees a written statement and an accompanying declaration in support thereof specifying the alleged error or omission in Annex C, no later than 30 calendar days before the Confirmation Hearing. Failure timely to file and serve such statement shall result in the entry of the Confirmation Order declaring that those Claims specified in Annex C to the Disclosure Statement as Senior Claims constitute all of the Senior Claims and will, to the extent allowed, be treated as Allowed Senior Claims under Section V.E.1 of the Plan. The Debtor and the Committees reserve the right to object to any response filed by any party in interest, and any disputes with respect to whether a Claim constitutes an Allowed Senior Claim shall be resolved by the Bankruptcy Court.

               2.   SUBORDINATION PROVISIONS OF OLD 13 1/2% NOTES.

                    In full settlement and satisfaction of all subordination rights claimed by holders of all Claims which constitute "Senior
Indebtedness" (as defined in the indenture, as amended, for the Old 13 1/2% Notes), (i) only 16,500 shares of New Common Stock distributable as of the Effective Date to the holders of Old 13 1/2% Notes shall be retained by the holders of Old 13 1/2% Notes, (ii) all other shares of New Common Stock otherwise distributable as of the Effective Date to the holders of Old 13
1/2% Notes absent this compromise will instead be distributed on a pro rata basis to holders of Allowed Senior Indebtedness, (iii) all New Class A Warrants otherwise distributable to the holders of Old 13 1/2% Notes absent this compromise will instead be distributed on a pro rata basis to holders of Allowed Senior Indebtedness, and (iv) all New Class B Warrants otherwise distributable to the holders of Old 13 1/2% Notes absent this compromise will instead be distributed on a pro rata basis to holders of Allowed Senior Indebtedness. This compromise takes fully into account the relative priorities of the Claims affected in connection with the contractual subordination provisions relating to the Old 13 1/2% Notes. Accordingly, all holders of Claims shall be deemed, as of the Effective Date, to have waived any and all contractual subordination rights which they might otherwise have with respect to the Old 13 1/2% Notes and shall be deemed, as of the Effective Date, permanently enjoined from enforcing or attempting to enforce any such rights with respect to the distributions under the Plan to the holders of the Old 13 1/2% Notes.

          For purposes of the implementation of the compromise set forth in this Section V.E.2, only the Allowed Claims of the holders of Old 10 1/4%
Notes will be treated as Allowed Senior Indebtedness. If any party in interest contends that such treatment is incorrect or that any other Claims constitute Allowed Senior Indebtedness, such party must file with the Bankruptcy Court and serve upon counsel for the Debtor and each of the Committees a written statement and an accompanying declaration in support thereof specifying the alleged error or omission, no later than 30 calendar days before the Confirmation Hearing. Failure timely to file and serve such statement shall result in the entry of the Confirmation Order declaring that only the Allowed Claims of holders of Old
10 1/4% Notes constitute Senior Indebtedness and will be treated as Allowed Senior Indebtedness under Section V.E.2 of the Plan. The Debtor and the Committees reserve the right to object to any response filed by any party in interest, and any disputes with respect to whether a Claim constitutes
Allowed Senior Indebtedness shall be resolved by the Bankruptcy Court.

          F.   CERTIFICATE OF INCORPORATION AND BYLAWS.

               As of the Effective Date, the certificate of incorporation of the Reorganized Debtor shall be the Amended and Restated Certificate of Incorporation substantially in the form set forth in the Plan Documentary Supplement. The Amended and Restated Certificate of Incorporation will, among other provisions, prohibit the issuance of non-voting equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code. As of the Effective Date, the bylaws of the Reorganized Debtor shall be the Amended and Restated Bylaws substantially in the form set forth in the Plan Documentary Supplement. The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws shall be deemed effective as of the Effective Date by virtue of the Confirmation Order without the need for any corporate action.

          G.   MANAGEMENT OF THE REORGANIZED DEBTOR.

               On the Effective Date, the operation of the Reorganized Debtor shall become the general responsibility of the Reorganized Debtor's newly-constituted Board of Directors (the "New Board"), who shall thereafter have the responsibility for the management and control of the Reorganized Debtor. As of the Effective Date, the New Board shall consist of the individuals whose names are set forth in Exhibit F hereto. The initial senior officers of the Reorganized Debtor as of the Effective Date shall consist of the individuals whose names are set forth in the Disclosure
Statement filed in connection with this Plan. All such directors and senior officers shall be deemed appointed pursuant to the Confirmation Order without the need for any corporate action. Those directors and senior officers not continuing in office shall be deemed removed therefrom pursuant to the Confirmation Order without the need for any corporate action. The initial rate of compensation for directors and senior officers of the Reorganized
Debtor shall be as set forth in the Disclosure Statement. The existing employment agreements between the Debtor and each of Alan Schlesinger, Loren Rothschild, and Peter Aaron shall be deemed assumed pursuant to the Plan, and the Reorganized Debtor shall be deemed to exercise its option to extend the term of Loren Rothschild's employment pursuant to his employment agreement.
As of and after the Effective Date, the Reorganized Debtor shall, from time to time, issue New Employee Stock Options exercisable for the purchase of 1,000,000 shares (subject to adjustment pursuant to the employment agreements to prevent dilution upon any exercise of the New Class A Warrants or New Class B Warrants) of New Common Stock with an exercise price of $1,000,000 in the aggregate, allocated and vesting in the manner set forth in the Disclosure Statement, for distribution to specified employees of the Reorganized Debtor. The principal terms and conditions of the New Employee Stock Options are summarized in Exhibit C to the Plan and described in detail in the Disclosure Statement. The New Employee Stock Options shall be governed in all respects by the Employee Stock Option Plan substantially in the form set forth in the Plan Documentary Supplement.
The Plan and Disclosure Statement as approved by the Bankruptcy Court shall be deemed to be a solicitation, to persons who hold Old Common Stock and to persons who will receive New Common Stock or New Warrants under the Plan, for approval of the Employee Stock Option Plan, and the entry of the Confirmation Order shall constitute approval of such plan for purposes of compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Future employee stock plans or grants will be implemented by the New Board if and as the New Board determines such plans to be appropriate as a means to provide management with additional incentives.

          H.   CORPORATE ACTION.

               On the Effective Date, the issuance of securities as provided in the Plan, the adoption of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws pursuant to the Plan, the appointment of the New Board and initial senior officers of the Reorganized Debtor as specified in the Plan, the adoption of the Employee Stock Option Plan pursuant to the Plan, and all other corporate actions called for by the Plan shall be deemed authorized and approved by virtue of entry of the Confirmation Order, in accordance with the Bankruptcy Code and section 303 of the Delaware General Corporations Law and without any requirement of further action by the stockholders or directors of the Debtor or the Reorganized Debtor. The Amended and Restated Certificate of Incorporation shall be filed with the Delaware Secretary of State on the Effective Date or as soon as practicable thereafter.

          I.   METHOD OF DISTRIBUTION UNDER THE PLAN.

               1.   IN GENERAL.

               All Cash distributions shall be made by the Disbursing Agent from the Cash Reserve or Distribution Reserve as specified in Sections V.A and IV of this Plan. Except as set forth herein, the Disbursing Agent shall make all distributions of Cash and property pursuant to the Plan on the Effective Date or as soon thereafter as is practicable.

               2.   INVESTMENT OF CASH.

                    Cash held in the Distribution Reserve and the Cash Reserve shall be invested by the Disbursing Agent in interest-bearing certificates of deposit and interest-bearing accounts to be established in one or more depository banks which have qualified to hold deposits of bankruptcy estates. All interest earned on such Cash shall be disbursed by the Disbursing Agent to the Reorganized Debtor.
               3.   MANNER OF PAYMENT UNDER THE PLAN.

                    Any payment of Cash made by the Disbursing Agent pursuant to the Plan may be made either by check drawn on a domestic bank or by wire transfer from a domestic bank, at the option of the Disbursing Agent.

               4.   MANNER OF DISTRIBUTION OF OTHER PROPERTY.

                    Any distribution under the Plan of property other than Cash shall be made by the Reorganized Debtor, its designee, or the Disbursing Agent in accordance with the terms of the Plane.

               5.   SETOFFS.

                    The Debtor may, but shall not be required to, set off against any Claim, and the payments to be made pursuant to the Plan in respect of such Claim, any claims of any nature whatsoever the Debtor may have against the holder of such Claim, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtor of any such claim the Debtor may have against such holder.

               6.   DISTRIBUTION OF UNCLAIMED PROPERTY.

                    Except as otherwise provided in the Plan, any distribution of property (Cash or otherwise) under the Plan which is unclaimed after five years following the Confirmation Date shall be transferred by the Disbursing Agent to the Reorganized Debtor.

               7.   DE MINIMIS DISTRIBUTIONS.

                    No cash payment of less than five dollars shall be made by the Disbursing Agent to any holder of a Claim unless a request therefor is made in writing to the Disbursing Agent.

               8.   FRACTIONAL SHARES.

                    The calculation of the number of shares of New Common Stock and the number of New Warrants to be distributed to the holders of Allowed Class 4 Claims and Allowed Class 5 Interests may mathematically entitle some of such holders to fractional shares of New Common Stock and/or fractional New Warrants. Notwithstanding such entitlement or anything to the contrary contained in this Plan, only whole shares of New Common Stock and whole New Warrants shall be issued and distributed, and no fractional shares of New Common Stock and no fractional New Warrants shall be issued. The number of shares of New Common Stock and/or number of New Warrants to be received by a holder of an Allowed Claim or an Allowed Interest shall be rounded to the next greater or lower whole number of shares as follows: (a) fractions of 1/2 or greater shall be rounded to the next greater whole number, and (b) fractions of less than 1/2 shall be rounded to the next lower whole number. The total number of shares of New Common Stock and/or New Warrants distributed to a class of claims or interests shall be adjusted as necessary to account for the rounding so provided for. No consideration shall be provided in lieu of the fractional shares that are rounded down and therefore are not issued.

               9.   RECORD DATE

               On the Effective Date, the transfer ledgers for the Old 10 1/4% Notes, the Old 13 1/2% Notes, and the Old Common Stock shall be closed, and there shall be no further changes in the holders of record of such securities. The Disbursing Agent shall not recognize any transfer of such securities occurring after the Effective Date, but shall instead be entitled to recognize and deal for all purposes with only those holders of record stated on the applicable transfer ledgers as of the Effective Date.

               10.  SATURDAY, SUNDAY, OR LEGAL HOLIDAY

               If any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

          J.   REVESTING OF ASSETS

          Except as otherwise provided in the Plan, on the Effective Date the property of the estate of the Debtor shall revest in the Reorganized Debtor. The Reorganized Debtor may operate its business and may use, acquire, and dispose of property without supervision by the Bankruptcy Court or the United States Trustee and free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules. As of the Effective Date, all property of the Reorganized Debtor shall be free and clear of all Claims, liens, encumbrances, and other interests of creditors and holders of Equity Interests, except as otherwise provided herein.

          K.   CONTINUATION OF FNBB CLAIM AND FNBB LIENS.

          Notwithstanding the entry of the Confirmation Order and the implementation of the Plan on the Effective Date, the FNBB Claim shall not be discharged, and all liens, security interests, and mortgages granted to FNBB (the "FNBB Liens") pursuant to the FNBB Facility shall continue in full force and effect. The validity and enforceability of the FNBB Claim and the validity, enforceability, perfection, and priority of the FNBB Liens shall be automatically ratified and confirmed in all respects and continue without any further action by FNBB. Without limiting the foregoing, the FNBB Liens shall not be subject to any present or future contractual, statutory, or common law lien, security interest, or mortgage which might be avoided and preserved for the benefit of the estate pursuant to section 551 of the Bankruptcy Code. In furtherance of (and without limiting) the foregoing, the FNBB Liens in any of the Reorganized Debtor's non-fixture personal property shall be superior and senior in priority to any and all liens arising by operation of law in favor of lessors and landlords for obligations relating to or arising in connection with rental agreements for the use of real property.

///

///

///


///

VI. EXECUTORY CONTRACTS AND UNEXPIRED LEASES

          A.   ASSUMPTION.

          Effective upon the Effective Date, the Debtor in Possession hereby assumes those executory contracts and unexpired leases which are listed in Exhibit G to the Plan.
          Exhibit G specifies the amount ("Cure Payment"), if any, that the Debtor believes must be tendered on the Effective Date, in order to provide compensation in accordance with sections 365(b)(1)(A) & (B) of the Bankruptcy Code. If any party to any executory contract or unexpired lease listed in Exhibit G contends that the Cure Payment is wrong as to such party's contract or lease, such party must file with the Bankruptcy Court and serve upon the counsel for the Debtor and each of the Committees a written statement and an accompanying declaration in support thereof specifying the amounts allegedly owing under sections 365(b)(1)(A) & (B) of the Bankruptcy Code no later than 30 calendar days before the Confirmation Hearing. Failure timely to file and serve such statement shall result in the entry of the Confirmation Order declaring that the Reorganized Debtor's tender of the Cure Payment, as specified in Exhibit G, on the Effective Date, shall provide cure and compensation for any and all defaults and unpaid obligations under such assumed executory contract or unexpired lease. The Debtor and the Committees reserve the right to object to any response filed by any party to an executory contract or unexpired lease under this paragraph and/or to reject any executory contract or unexpired lease or assume such contract or unexpired lease by complying with section 365(b) of the Bankruptcy Code, if the other party to any executory contract or unexpired lease establishes that the Cure Payment is greater than the amount specified in Exhibit G. To the extent the Debtor disagrees with any response filed by any party to an executory contract or unexpired lease under this paragraph, the Debtor will request that the Confirmation Order declare that the Cure Payment is as stated by the Debtor, and any disputes shall be resolved by the Bankruptcy Court.
          Entry of the Confirmation Order shall constitute approval of the assumptions under the Plan pursuant to section 365(a) of the Bankruptcy Code. All Cure Payments which may be required by section 365(b)(1) of the Bankruptcy Code shall be made on the Effective Date or as soon thereafter as is practicable.

          B.   REJECTION.

          Effective upon the Effective Date, the Debtor in Possession hereby rejects all executory contracts and unexpired leases that exist between the Debtor and any other entity which have not previously been rejected, except the Debtor in Possession does not reject those executory contracts and unexpired leases (i) which are listed in Exhibit G hereto and assumed pursuant to Section VI.A of the Plan, or (ii) which are or have been specifically assumed, or assumed and assigned, by the Debtor in Possession with the approval of the Bankruptcy

Court by separate proceeding in the Chapter 11 Case. The executory contracts and unexpired leases rejected under the Plan shall include, without limitation, those listed in Exhibit H to the Plan. Inclusion of a matter in Exhibit H does not constitute an admission by the Debtor in Possession that an executory contract or unexpired lease exists or is valid. As a matter of prudence, Exhibit H includes contracts and leases which may have previously been rejected or canceled or assigned or which may have expired. Entry of the Confirmation Order shall constitute approval of the rejections under the Plan pursuant to section 365(a) of the Bankruptcy Code.

          The executory contracts rejected under the Plan shall include, without limitation, all Old Employee Stock Options and all Old Warrants which, in each case, are unexercised as of the Effective Date, to the extent that they constitute executory contracts. Holders of Old Employee Stock Options and holders of Old Warrants who, in each case, shall have exercised prior to the Effective Date such holders' rights to purchase Old Common Stock in accordance with the provisions of such Old Employee Stock Options or Old Warrants, as the case may be, shall be treated under the Plan with respect to the Old Common Stock so purchased in the manner specified in Section II.D of the Plan for Class 5.

          All Allowed Claims arising from the rejection of executory contracts or unexpired leases, whether under the Plan or by separate proceeding, shall be treated as Class 4 Claims under the Plan.

          All Claims arising from the rejection of executory contracts or unexpired leases, whether under the Plan or by separate proceeding, must be filed with the Bankruptcy Court on or before such date as the Bankruptcy Court has fixed or may fix by express order with respect to Claims arising from the rejection of specified executory contracts and unexpired leases, or, if no such date is or has been fixed, on or before the first Business Day which is at least fifteen calendar days after the date of mailing of notice of entry of the Confirmation Order. Any such Claims which are not filed within such time will be forever barred from assertion against the Debtor, its estate, the Reorganized Debtor, and its property.

                                       VII.

                            EFFECTIVENESS OF THE PLAN

          A.   CONDITIONS PRECEDENT.

          The Plan shall not become effective unless and until the following conditions shall have been satisfied or waived:

          1. The Confirmation Order shall have been entered on the docket of the Bankruptcy Court for at least ten days (as calculated in accordance with Bankruptcy Rule 9006(a)); and

          2. All conditions to the occurrence of the "Exit Facility Date" as defined and set forth in the FNBB Facility shall have been satisfied or waived and no Event of Default shall have occurred and be continuing thereunder.

          B.   WAIVER OF CONDITIONS.

          The Debtor, in its sole discretion, may waive by a writing signed by an authorized representative of the Debtor and filed with the Bankruptcy Court the condition to effectiveness of the Plan set forth in Section VII.A.1 of the Plan.

          NOTICE OF EFFECTIVE DATE.

          As soon as practicable after the Effective Date has occurred, the Reorganized Debtor shall file with the Bankruptcy Court an informational notice specifying the Effective Date, as a matter of record.

                                      VIII.

                            RETENTION OF JURISDICTION

          Following the Confirmation Date, the Bankruptcy Court shall retain jurisdiction of all matters arising out of, or related to, the Chapter 11 Case and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

          A. To hear and determine pending motions for the assumption, assumption and assignment, or rejection of executory contracts or unexpired leases, if any are pending as of the Effective Date, the determination of any cure payments related thereto, and the allowance or disallowance of Claims resulting therefrom;

          B. To determine any and all adversary proceedings, applications, motions, and contested matters instituted prior to the closing of the Chapter 11 Case;

          C. To ensure that distributions to holders of Allowed Administrative Expenses, Allowed Claims, and Allowed Equity Interests are accomplished as provided herein;

          D. To hear and determine any objections to Administrative Expenses, to Proofs of Claims, and to Proofs of Equity Interests filed both before and after the Confirmation Date, and to allow or disallow any Disputed Administrative Expense, Disputed Claim, or Disputed Equity Interest, in whole or in part;

          E. To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

          F. To issue orders in aid of execution of the Plan and to issue injunctions or take such other actions or make such other orders as may be necessary or appropriate to restrain interference with this Plan or its execution or implementation by any entity;

          G. To consider any modifications of the Plan, to cure any defect or omission, or to reconcile any inconsistency in the Plan or any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

          H. To hear and determine all applications for compensation and reimbursement of expenses of professionals under sections 330, 331, and 503(b) of the Bankruptcy Code;

          I. To hear and determine any disputes arising in connection with the interpretation, implementation, execution, or enforcement of the Plan, the Confirmation Order, or any other order of the Bankruptcy Court;

          J. To recover all assets of the Debtor and property of the estate, wherever located;

          K. To hear and determine any matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

          L. To hear any other matter not inconsistent with the Bankruptcy Code; and

          M. To enter a final decree closing the Chapter 11 Case. Notwithstanding the foregoing, the Bankruptcy Court's retention of jurisdiction shall not govern the enforcement of the FNBB Facility or any rights or remedies relating thereto, except to the extent expressly provided or preserved for the benefit of FNBB in the Plan.

                                       IX.

                            MISCELLANEOUS PROVISIONS

          A.   PAYMENT OF STATUTORY FEES.

          All quarterly fees due and payable to the Office of the United States Trustee pursuant to section 1930(a)(6) of title 28 of the United States Code shall be duly paid in full on or before the Effective Date, as required by section 1129(a)(12) of the Bankruptcy Code. Lamonts projects that $5,000 will be payable to the Office of the United States Trustee for the quarter including the Effective Date. The Reorganized Debtor shall remain responsible for timely payment of such quarterly fees due and payable after the Effective Date pursuant to section 1930(a)(6) of title 28 of the United States Code. After the Effective Date and until the Chapter 11 Case is closed, the Reorganized Debtor shall file with the Office of the United States Trustee required monthly financial reports including a statement of all disbursements, whether or not pursuant to the Plan.

          B.   DISCHARGE OF DEBTOR AND INJUNCTION.

          The rights afforded in the Plan and the treatment of all Claims and Equity Interests therein shall be in exchange for and in complete satisfaction, discharge, and release of any and all Claims and Equity Interests of any nature whatsoever, including any interest accrued on such Claims from and after the Petition Date, against the Debtor and the Debtor in Possession, or any of their assets or properties. Except as otherwise provided herein, (i) on the Effective Date, the Debtor shall be deemed discharged and released to the fullest extent permitted by section 1141 of the Bankruptcy Code from all Claims and Equity Interests, including, but not limited to, demands, liabilities, Claims, and interests that arose before the Confirmation Date and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, whether or not: (a) a proof of claim or proof of interest based on such debt or interest is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (b) a Claim or Equity Interest based on such debt or interest is Allowed pursuant to section 502 of the Bankruptcy Code, or (c) the holder of a Claim or Equity Interest based on such debt or interest has accepted the Plan; and (ii) all persons and entities shall be deemed precluded from asserting against the Reorganized Debtor, its successors, or its assets or properties any other or further Claims or Equity Interests based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Confirmation Date. The Confirmation Order shall act as a discharge of any and all claims against and all debts and liabilities of the Debtor, as provided in sections 524 and 1141 of the Bankruptcy Code, and such discharge shall void any judgment against the Debtor at any time obtained to the extent that it relates to a Claim discharged.

          Except as otherwise provided in the Plan, the documents executed pursuant to the Plan, or the Confirmation Order, on and after the Effective Date, all persons and entities who have held, currently hold, or may hold a debt, Claim, or interest discharged pursuant to the terms of the Plan shall be deemed permanently enjoined from taking any of the following actions on account of any such discharged debt, Claim, or interest: (1) commencing or continuing in any manner any action or other proceeding against the Debtor, the Reorganized Debtor, its successors, or its property; (2) enforcing, attaching, executing, collecting, or recovering in any manner any judgment, award, decree, or order against the Debtor, the Reorganized Debtor, its successors, or its property;
(3) creating, perfecting, or enforcing any lien or encumbrance against the Debtor, the Reorganized Debtor, its successors, or its property; (4) asserting any setoff, right of subrogation, or recoupment of any kind against any obligation due to the Debtor, the Reorganized Debtor, its successors, or its property; and (5) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of this Plan. Any person or entity injured by any willful violation of such injunction shall recover actual damages, including costs and attorneys' fees, and, in appropriate circumstances, may recover punitive damages, from the willful violator.

          The provisions of this Section IX.B will not apply to the FNBB Claim or the FNBB Liens, which shall survive and continue and be governed by the FNBB Facility.

     C.   NO LIABILITY FOR SOLICITATION OR PARTICIPATION.

          As specified in section 1125(e) of the Bankruptcy Code, persons that solicit acceptances or rejections of the Plan and/or that participate in the offer, issuance, sale, or purchase of securities offered or sold under the Plan, in good faith and in compliance with the applicable provisions of the Bankruptcy Code, are not liable, on account of such solicitation or participation, for violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or the offer, issuance, sale, or purchase of securities.

          D.   LIMITATION OF LIABILITY.

          Neither the Debtor, nor the Reorganized Debtor, nor any of their employees, officers, directors, agents, or representatives, nor the Committees or their members, nor any professional persons employed by the Debtor, the Debtor in Possession, the Reorganized Debtor, or the Committees, shall have or incur any liability to any person or entity for any act taken or omission made in good faith in connection with or related to negotiating, formulating, implementing, confirming, or consummating the Plan, the Disclosure Statement, or any contract, instrument, security, release, or other agreement, instrument, or document created in connection with the Plan.

          E.   RIGHTS OF ACTION

          Any and all rights and causes of action accruing to the Debtor or its estate shall remain assets of and vest in the Reorganized Debtor, whether or not litigation relating thereto is pending on the Effective Date. The Reorganized Debtor may pursue all rights and causes of action in its sole discretion in accordance with what is in the best interests, and for the benefit, of the Reorganized Debtor. Neither the Debtor nor the Reorganized Debtor waives, relinquishes, or abandons any right or cause of action which constitutes property of the Debtor's Estate, whether or not such right or cause of action has been listed or referred to in the Schedules or in the Disclosure Statement and whether or not such right or cause of action is currently known to the Debtor. Notwithstanding the foregoing, the Reorganized Debtor shall not pursue any preference causes of action arising under section 547 of the Bankruptcy Code.

          F.   HEADINGS.

          Headings are used in the Plan for convenience and reference only, and shall not constitute a part of the Plan for any other purpose.

          G.  BINDING EFFECT.

          The Plan shall be binding upon and inure to the benefit of the Debtor, the Reorganized Debtor, holders of Claims, holders of Equity Interests, and their respective successors or assigns.

          H.   REVOCATION OR WITHDRAWAL.

               1.   RIGHT TO REVOKE.

               The Debtor reserves the right to revoke or withdraw the Plan prior to the Confirmation Date.

               2.   EFFECT OF WITHDRAWAL OR REVOCATION.

               If the Debtor revokes or withdraws the Plan prior to the Confirmation Date, or if the Confirmation Date or the Effective Date does not occur, then the Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any claims by or against the Debtor or any other person or to prejudice in any manner the rights of the Debtor or any person in any further proceedings involving the Debtor.

          I.   GOVERNING LAW.

          Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules), the laws of the State of Washington (without reference to its conflict of law rules) shall govern the construction and implementation of the Plan and any agreements, documents, and instruments executed in connection with the Plan, unless otherwise specifically provided in such agreements, documents, or instruments.

          S.  WITHHOLDING, REPORTING, AND PAYMENT OF TAXES.

          In connection with the Plan and all instruments issued in connection therewith and distributions thereon, the Disbursing Agent shall comply with all withholding and reporting requirements imposed by any federal, state, local, or foreign taxing authority and all distributions hereunder shall be subject to any such withholding and reporting requirements. The Disbursing Agent shall report and pay taxes on the income of the Distribution Reserve or the Cash Reserve as required by applicable law. In addition, to the extent required by applicable law, reported distributions from such reserves shall include any and all interest and investment income attributable to the Cash or property being distributed net of taxes which are, or are estimated to be, due and payable thereon.

          K.   OTHER DOCUMENTS AND ACTIONS.

          The Reorganized Debtor may execute such other documents and take such other actions as may be necessary or appropriate to effectuate the transactions contemplated under this Plan.

          L.   MODIFICATION OF THE PLAN.

          The Debtor or Reorganized Debtor may alter, amend, or modify the Plan pursuant to section 1127 of the Bankruptcy Code.

          M.   NOTICES.

          Any notice to the Debtor or Reorganized Debtor required or permitted to be provided under the Plan shall be in writing and served by either (a) certified mail, return receipt requested, postage prepaid, (b) hand delivery, or
(c) reputable overnight delivery service, freight prepaid, to be addressed as follows:

               Lamonts Apparel, Inc.
               12413 Willows Road N.E.
               Kirkland, WA  98034
               Attn.: Chief Financial Officer

          N.   SUCCESSORS AND ASSIGNS.

          The rights, benefits, and obligations of any entity named or referred to in the Plan shall be binding on, and shall inure to the benefit of, the heirs, executors, administrators, successors, and assigns of such entity.


DATED:  August __, 1996       LAMONTS APPAREL, INC.,
                              a Delaware corporation



                              By /s/ Loren R. Rothschild
                                ---------------------------------
                                   LOREN R. ROTHSCHILD,
                                   Vice-Chairman of the
                                   Board of Directors
SUBMITTED BY:



/s/ Jeffrey H. Davidson
- ------------------------------------
JEFFREY H. DAVIDSON and
MICHAEL H. GOLDSTEIN, Members of
STUTMAN, TREISTER & GLATT
PROFESSIONAL CORPORATION
Special Reorganization Counsel
for Debtor and Debtor in Possession

     -and-

/s/ Richard J. Hyatt
- ------------------------------------
RICHARD J. HYATT (WSBA No. 14048)
RYAN SWANSON & CLEVELAND
1201 Third Avenue, Suite 3400
Seattle, WA  98101
(206) 464-4224
Counsel for Debtor and
Debtor in Possession

                       SUMMARY OF CERTAIN PRINCIPAL TERMS
                     AND CONDITIONS OF NEW CLASS A WARRANTS

          The New Class A Warrants will be issued pursuant to a Warrant Agreement between the Reorganized Debtor and a Warrant Agent to be determined, the form of which is included in the Plan Documentary Supplement (the "New Warrant Agreement").
          The New Class A Warrants will initially be exercisable for an aggregate of 2,203,320 shares of New Common Stock. The New Class A Warrants will be exercisable at any time after the first date on which the Aggregate Equity Trading Value (as defined in the New Warrant Agreement) equals or exceeds $20,000,000 and will expire on the tenth anniversary of the Effective Date. The exercise price for the New Class A Warrants will initially be $0.01 per share.
          The number and type of securities issuable upon exercise of the New Class A Warrants and the exercise price payable upon exercise thereof are subject to customary anti-dilution protection as provided in the New Warrant Agreement for (i) stock dividends, subdivisions, combinations, and reclassifications affecting the New Common Stock, (ii) certain issuances of New Common Stock or rights, options, or warrants to purchase New Common Stock, and
(iii) certain distributions on the New Common Stock.


                                EXHIBIT A TO PLAN

                       SUMMARY OF CERTAIN PRINCIPAL TERMS
                     AND CONDITIONS OF NEW CLASS B WARRANTS

          The New Class B Warrants will be issued pursuant to a Warrant Agreement between the Reorganized Debtor and a Warrant Agent to be determined, the form of which is included in the Plan Documentary Supplement (the "New Warrant Agreement").
          The New Class B Warrants will initially be exercisable for an aggregate of 800,237 shares of New Common Stock. The New Class B Warrants will be exercisable at any time after the first date on which the Aggregate Equity Trading Value (as defined in the New Warrant Agreement) equals or exceeds $25,000,000 and will expire on the tenth anniversary of the Effective Date. The exercise price for the New Class B Warrants will initially be $0.01 per share.
          The number and type of securities issuable upon exercise of the New Class B Warrants and the exercise price payable upon exercise thereof are subject to customary anti-dilution protection as provided in the New Warrant Agreement for (i) stock dividends, subdivisions, combinations, and reclassifications affecting the New Common Stock, (ii) certain issuances of New Common Stock or rights, options, or warrants to purchase New Common Stock, and
(iii) certain distributions on the New Common Stock.


                                EXHIBIT B TO PLAN

                     SUMMARY OF CERTAIN PRINCIPAL TERMS AND
                    CONDITIONS OF NEW EMPLOYEE STOCK OPTIONS




               [THIS SUMMARY WILL BE SUPPLIED BY AMENDMENT TO THE
             PLAN PRIOR TO THE HEARING ON THE DISCLOSURE STATEMENT.]
















                                EXHIBIT C TO PLAN

                       LIST OF DEFERRED PAYMENT TAX CLAIMS

          The following Claims will, to the extent allowed, be treated as Deferred Payment Tax Claims in the manner specified in Section II.C of the Plan:
          1.   Department of the Treasury - Internal Revenue Service
          2.   State of Washington Department of Revenue














                                EXHIBIT D TO PLAN

                    QUANTITY OF SHARES OF NEW COMMON STOCK TO
                     BE RECEIVED AS OF THE EFFECTIVE DATE BY
                        HOLDERS OF ALLOWED SENIOR CLAIMS


          Upon the implementation of the compromise regarding the subordination provisions of the indenture, as amended, for the Old 10 1/4% Notes, pursuant to
Section V.E.1 of the Plan, holders of Allowed Senior Claims (as defined in such indenture) shall receive, as of the Effective Date, in the aggregate, the number of shares specified in the following table that corresponds to the total amount of such Senior Claims actually allowed in the Chapter 11 Case:

TOTAL SENIOR CLAIMS ALLOWED             NUMBER OF SHARES
- ---------------------------             ----------------
Less than $14,000,000                        4,050,000

$14,000,000 -- $15,399,999                   4,800,000

$15,400,000 -- $16,999,999                   4,970,000

$17,000,000 or greater                       5,670,000












                                EXHIBIT E TO PLAN

                      MEMBERS OF INITIAL BOARD OF DIRECTORS
                              OF REORGANIZED DEBTOR

          1.   Alan Schlesinger
          2.   Loren R. Rothschild


                    [NAMES OF ADDITIONAL MEMBERS OF NEW BOARD
                    WILL BE SUPPLIED BY AMENDMENT TO THE PLAN
               PRIOR TO THE HEARING ON THE DISCLOSURE STATEMENT.]










                                EXHIBIT F TO PLAN

                       LIST OF EXECUTORY CONTRACTS ASSUMED


     Effective upon the Effective Date, the Debtor in Possession hereby assumes the following executory contracts and unexpired leases:

                             SEE ATTACHED LIST.







                              EXHIBIT G TO PLAN

DEBTOR'S PLAN OF REORGANIZATION         STUTMAN, TREISTER & GLATT
UNDER CHAPTER 11 OF THE                  PROFESSIONAL CORPORATION
BANKRUPTCY CODE                    3699 Wilshire Blvd., Suite 900
                                           Los Angeles, CA  90010
                                        Telephone: (213) 251-5100
                               Special Reorganization Counsel for
                                  Debtor and Debtor in Possession

                           LEASES AND EXECUTORY CONTRACTS ASSUMED

1.  Name and Mailing Address of other Parties to Lease or Contract
2.  Description of Contract or Lease
3.  Cure Amount, if any


- --------------------------------------------------------------------------------
NAME & MAILING ADDRESS            DESCRIPTION OF CONTRACT/LEASE      CURE AMOUNT
- --------------------------------------------------------------------------------
Aaron, Peter                      Executive Employment Agreement           $ -0-
5015 133rd Avenue NE
Bellevue, WA  98005
- --------------------------------------------------------------------------------
Aaron, Peter                      Indemnification Agreement                $ -0-
c/o Lamonts Apparel, Inc.
12413 Willows Road, NE
Kirkland, WA 98034
- --------------------------------------------------------------------------------
Alco Capital Resources, Inc.      Canon Copier Lease                    $ 403.05
P.O. Box 9115
Macon, GA  31298-2099
- --------------------------------------------------------------------------------
Allendale Mutual Insurance Co.    Insurance Policy                         $ -0-
411 108th Avenue, NE, Suite 2000  Property
Bellevue, WA 98004-5515
- --------------------------------------------------------------------------------
American Express Travel Related   Retail Establishment Agreement           $ -0-
Services Company, Inc.
2121 4th Avenue, Suite 2150       Previously assumed per order dated
Seattle, WA 98121                 02/17/95. Listed as a matter of
                                  prudence.

American Express Travel Related
Services Company, Inc.
American Express Tower
World Financial Center
New York, NY 10285-3500
- --------------------------------------------------------------------------------
Armored Car Dispatch              Armored Car Services Contract            $ -0-
P.O. Box 1180
Yakima, WA  98907
- --------------------------------------------------------------------------------
Armored Express, Inc.             Armored Car Services Contract            $ -0-
P.O. Box 7641
Olympia, WA  98507
- --------------------------------------------------------------------------------
Armored Transport Northwest,      Armored Car Services Contract            $ -0-
Inc., OR
1401 E. Yesler Way
Seattle, WA  98122
- --------------------------------------------------------------------------------
Armored Transport Northwest,      Armored Car Services Contract            $ -0-
Inc, WA
1401 E. Yesler Way
Seattle, WA  98122
- --------------------------------------------------------------------------------
Arthur and Associates, Inc.       License Agreement for Santa Photo        $ -0-
7530 34th Street NW               Department
Seattle, WA  98117
- --------------------------------------------------------------------------------
Ascent Solutions Inc.             Software Maintenance Contract            $ -0-
17 South St. Clair, Suite 300
Dayton, OH 45402
- --------------------------------------------------------------------------------

                                EXHIBIT G-1

- --------------------------------------------------------------------------------
ATD/Assembly Transportation       Distribution Center Operating            $ -0-
Distribution System, Inc.         Agreement
Distribution Center Services
7202 S. 212th Street
Northwest District, Center 1
Kent, WA 98188
Attn: Dave Hutchins
- --------------------------------------------------------------------------------
Bankamerica State Trust Co        Benefits Trust Custody & Management      $ -0-
Institutional Trust Services      Agreement  - Lamonts Apparel,
Bank of America Capital           Inc.'s Defined Contribution 401K
Management, Inc.                  Retirement Plan
P.O. Box 84993
Seattle, WA 98124
- --------------------------------------------------------------------------------
Bekins Northwest                  Relocation Services Agreement            $ -0-
P.O. Box 30728
Seattle, WA 98103
- --------------------------------------------------------------------------------
Bendata Inc.                      Software Maintenance Contract            $ -0-
1755 Telstar Drive, Suite 100
Colorado Springs, CO 80920
- --------------------------------------------------------------------------------
Best Programs                     Software Maintenance Contract            $ -0-
P.O. Box 17428
Baltimore, MD 21298-9108
- --------------------------------------------------------------------------------
Brownfield, Debbie                Indemnification Agreement                $ -0-
c/o Lamonts Apparel, Inc.
12413 Willows Road, NE
Kirkland, WA 98034
- --------------------------------------------------------------------------------
Card Establishment Services, Inc. Credit Card Services                     $ -0-
Establishment Services Division
265 Broad Hollow Road             Previously assumed per order dated
Melville, NY 11747                02/17/95. Listed as a matter of
                                  prudence.
- --------------------------------------------------------------------------------
Cascade Architectural and         Xerox Maintenance Agreement              $ -0-
Engineering Supplies Co.
235 9th Avenue North
Seattle, WA  98109-5190
- --------------------------------------------------------------------------------
Ceridian Employer Services        Payroll Processing Service            $ 128.37
1730 Minor Avenue, Suite 1200     Agreement
Seattle, WA  98101
- --------------------------------------------------------------------------------
Comshare                          Computer Software Maintenance            $ -0-
3001 South State Street           Contract
Ann Arbor, MI  48106
- --------------------------------------------------------------------------------
Cooper Mountain Financial Group,  Custody Agreement - Lamonts              $ -0-
Inc.                              Apparel, Inc.'s Qualified Defined
1211 SW Fifth Avenue, Suite 1900  Benefits Retirement Plan
Portland, OR 97204
- --------------------------------------------------------------------------------
Data Serve                        Hardware Maintenance Contract      $ 14,714.83
12125 Technology Drive
Eden Prarie, MN  55344-7339
- --------------------------------------------------------------------------------
Department of Labor and          Insurance Policy                         $ -0-
Industries Policy Manager,       Workers Compensation (Washington)
Robert Scribner
P.O. Box 44163
Olympia, WA 98504-4163
- --------------------------------------------------------------------------------

                                EXHIBIT G-2

- --------------------------------------------------------------------------------
Discover Card Services, Inc.     Merchant Services Agreement               $ -0-
2500 Lake Cook Road
Riverwoods, IL 60015             Previously assumed per order dated
                                 02/17/95. Listed as a matter of
                                 prudence.
- --------------------------------------------------------------------------------
Electronic Data Systems,         Computer Software Maintenance          $ 255.49
Inc. (AIM)                       Contract
2620 Augustine Drive, Suite 200
Santa Clara, CA  95054
- --------------------------------------------------------------------------------
Electronic Technical             Alarm Monitoring for Stores          $ 1,064.39
Services/ETS                     Agreement
P.O. Box 33583
San Diego, CA  92163
- --------------------------------------------------------------------------------
Executive Risk Indemnity, Inc.   Insurance Policy                          $ -0-
P.O. Box 2002                    Directors & Officers - primary
Simsbury, CT 06070-7683
- --------------------------------------------------------------------------------
Farmington Casualty Company      Insurance Policy                          $ -0-
Hartford, CT 06156               General Liability (Alaska stores)
- --------------------------------------------------------------------------------
Farmington Casualty Company      Insurance Policy                          $ -0-
Hartford, CT 06156               Property
- --------------------------------------------------------------------------------
Farmington Casualty Company      Insurance Policy                          $ -0-
Hartford, CT 06156               General Liability
- --------------------------------------------------------------------------------
Foster Higgins & Co Inc          Health & Welfare Insurance                $ -0-
P.O. Box 100255                  Consulting Retainer Agreement
Pasadena, CA 91189
- --------------------------------------------------------------------------------
Frederick Atkins, Incorporated   Standard Service Agreement                $ -0-
1515 Broadway
New York, NY 10036               Previously assumed per order dated
                                 04/24/95. Listed as a matter of
                                 prudence.
- --------------------------------------------------------------------------------
Group Health Cooperative of      Medical Coverage Agreement           $ 1,401.33
Puget Sound
P.O. Box 34581
Seattle, WA 98124-1581
- --------------------------------------------------------------------------------
Group Health Northwest           Medical Coverage Agreement                $ -0-
P.O. Box 204
Spokane, WA 99210-0204
- --------------------------------------------------------------------------------
Guardian Security Services       Armored Car Services Contract             $ -0-
2600 Seward Highway
Anchorage, AK  99503
- --------------------------------------------------------------------------------
Gulf Insurance Company           Insurance Policy                          $ -0-
P.O. Box 1771                    Directors & Officers - excess
Dallas, TX 75221-1771
- --------------------------------------------------------------------------------
Hammon Services Corporation      Armored Car Services Contract             $ -0-
P.O. Box 2586
Idaho Falls, ID  83401
- --------------------------------------------------------------------------------
Hassel, Inc. d/b/a Pacific       Month to Month Lease (Port Angeles        $ -0-
Refrigeration                    Store sublease)
600 East First Street
Port Angeles, WA 98362
- --------------------------------------------------------------------------------
IBM Corporation                  Computer Software and Hardware       $ 7,622.88
2929 North Central               Maintenance Contract
Phoenix, AZ  85012-2743
- --------------------------------------------------------------------------------
Industrial Indemnity             Insurance Policy                          $ -0-
1601 Fifth Avenue, Suite 1300    Worker Compensation
Seattle, WA 98101
- --------------------------------------------------------------------------------

                                EXHIBIT G-3

- --------------------------------------------------------------------------------
Infotech Corporation             Computer Services Agreement               $ -0-
1511 Sixth Avenue
Seattle, WA 98101                Previously assumed per order dated
                                 03/25/96. Listed as a matter of
                                 prudence.
- --------------------------------------------------------------------------------
Integra-Trak Inc.                Software Maintenance Contract             $ -0-
146 North Canal Street,
Suite 300
Seattle, WA 98103
- --------------------------------------------------------------------------------
Knightwatch Security             Armored Car Services Contract             $ -0-
2525 Industrial Boulevard
Juneau, AK  99803
- --------------------------------------------------------------------------------
Lamonts Apparel, Inc. Employee   Qualified Defined Benefits                $ -0-
Retirement Trust                 Retirement Plan
12413 Willows Road, NE
Kirkland, WA 98034
- --------------------------------------------------------------------------------
Lamonts Apparel, Inc. Tax        Qualified  Defined Contribution 401K      $ -0-
Relief Investment                Retirement Plan
Protection Plan
12413 Willows Road, NE
Kirkland, WA 98034
- --------------------------------------------------------------------------------
Lanier Worldwide, Inc.           Dictaphone and Dictation Machines      $ 137.23
One Transam Plaza Drive,         Lease
Suite 550
Oakbrook Terra, IL  60181
- --------------------------------------------------------------------------------
London Fog Industries, Inc.      London Fog Consignment Agreement          $ -0-
1332 Londontown Boulevard
Eldersburg, ML 21784-5399        Previously assumed per order dated
Attn:  Gerry Schoenen            02/17/95. Listed as a matter of
                                 prudence.
- --------------------------------------------------------------------------------
Loomis Armored, Inc.             Armored Car Services Contract             $ -0-
1205 E. Dowling Road
Anchorage, AK  99518
- --------------------------------------------------------------------------------
Loomis Armored, Inc.             Armored Car Services Contract             $ -0-
3300 Airport Road
Fairbanks, AK  99709
- --------------------------------------------------------------------------------
Loomis Armored, Inc.             Armored Car Services Contract             $ -0-
806 East Second
Spokane, WA  99202
- --------------------------------------------------------------------------------
Maxum Systems Corporation        Software Maintenance Contract             $ -0-
Dept. AT 49903
Atlanta, GA 31192-9903
- --------------------------------------------------------------------------------
Micro-Focus                      Software License                        $ 37.12
P.O. Box 45611
San Francisco, CA 98145-0611
- --------------------------------------------------------------------------------
Miller Elevator Service Company  Maintenance Service Contract         $ 2,617.54
P.O. Box 73017-N
Cleveland, Ohio  44193
- --------------------------------------------------------------------------------
MMS Systems Inc                  Software System License                   $ -0-
88 South Finley Avenue
Baskin Ridge, NJ 07920
- --------------------------------------------------------------------------------
Montgomery Elevator Co.          Maintenance Service Contract         $ 3,308.77
P.O. Box 429
Moline, IL  61265-0429
- --------------------------------------------------------------------------------
National Flood Insurance Program Insurance Policy                          $ -0-
Rockville, MD 20849-6468         Flood
- --------------------------------------------------------------------------------

                                EXHIBIT G-4

- --------------------------------------------------------------------------------
National Security Service Inc.   Armored Car Services Contract              $-0-
980 S. E. Stephens Street
Roseburg, OR  97470
- --------------------------------------------------------------------------------
National Union Fire Insurance    Comprehensive Dishonesty,                 $ -0-
Company                          Disappearance and Destruction
70 Pine Street                   Policy #483-13-34
New York, NY 10270-0150

- --------------------------------------------------------------------------------
National Union Fire Insurance   Pension and Welfare Benefit Plan           $ -0-
Company                         Fiduciaries' and Administrators'
70 Pine Street                  Insurance Policy #483-13-93
New York, NY 10270-0150

- --------------------------------------------------------------------------------
NCF Financial, Inc.             Computer Equipment Lease                   $ -0-
15 Lake Street, Suite 106
Kirkland, WA  98033
- --------------------------------------------------------------------------------
Oracle                          Software License                           $ -0-
P.O. Box 44471
San Francisco, CA 94144-4471
- --------------------------------------------------------------------------------
Oracle                          Software License                           $ -0-
P.O. Box 44471
San Francisco, CA 94144-4471
- --------------------------------------------------------------------------------
Oracle                          Software License                           $ -0-
P.O. Box 44471
San Francisco, CA 94144-4471
- --------------------------------------------------------------------------------
Otis Elevator Company           Maintenance Service Contract            $ 329.30
P.O. Box 100188
Pasadena, CA  91189-0188
- --------------------------------------------------------------------------------
Principal Mutual Life           Administration of Group Health             $ -0-
Insurance Company               Insurance Agreement
711 High Street                 (Medical/Dental/Vision/Short-Term
Des Moines, IA 50392-0001       Disability)

- --------------------------------------------------------------------------------
Reliance Insurance Company      Insurance Policy                           $ -0-
4 Penn Center Plaza             Directors & Officer  - excess
Philadelphia, PA 19103
- --------------------------------------------------------------------------------
Rothschild, Loren               Employment Agreement                       $ -0-
1201 Tower Grove Drive
Beverly Hills, CA 90210         Post-petition agreement per order
                                dated 04/13/95. Listed as a matter
                                of prudence.
- --------------------------------------------------------------------------------
Rothschild, Loren               Indemnification Agreement                  $ -0-
1201 Tower Grove Drive
Beverly Hills, CA 90210
- --------------------------------------------------------------------------------
RREEF Corporation               Lease Agreement between RREEF and          $ -0-
520 Pike Street, Suite 2134     Assembly Transportation
Seattle, WA  98101              Distribution Systems, Inc. for
                                Distribution Center I at 7202 South
                                212th Street in the City of Kent, WA.
- --------------------------------------------------------------------------------
Safeco Credit Co., Inc.         Telephone Systems Lease               $ 1,544.12
Safeline
Attn:  Billie Honey
P.O. Box 84066
Seattle, WA  98124-8466
- --------------------------------------------------------------------------------

                                EXHIBIT G-5

- --------------------------------------------------------------------------------
Schlesinger, Alan               Employment Agreement                       $ -0-
Lamonts Apparel, Inc.
12413 Willows Road, NE          Post-petition agreement per order
Kirkland, WA 98034              dated 04/13/95. Listed as a matter
                                of prudence.

Lawrence A. Jacobson
Cohen and Jacobson
577 Airport Boulevard, Suite 230
Burlingame, CA 94101
- --------------------------------------------------------------------------------
Schlesinger, Alan               Indemnification Agreement                  $ -0-
c/o Lamonts Apparel, Inc.
12413 Willows Road, NE
Kirkland, WA 98034
- --------------------------------------------------------------------------------
Scott Wetzel Services, Inc.     Claims Services Contract                   $ -0-
Corporate Claims
33801 First Way South, Suite 351
Federal Way, WA 98003
- --------------------------------------------------------------------------------
Scott Wetzel Services, Inc      Claims Services Contract                   $ -0-
3000 "C" Street, Suite 110
Anchorage, AK 99503
- --------------------------------------------------------------------------------
Security Armored Express, Inc.  Armored Car Services Contract              $ -0-
2500 North Cooke
Helena, MT  59604
- --------------------------------------------------------------------------------
Sensormatic Electronics Corp.   Lease for Ink Tag equipment           $ 2,296.81
500 NW 12th Avenue
Deerfield Beach, FL  33442
- --------------------------------------------------------------------------------
Shoe Corporation of America     Shoe Department License Agreement          $ -0-
2035 Innis Road
Columbus, OH 43224              Post-petition agreement per order
Attn:  Mike Dervis, Sr. VP      dated 05/26/95. Listed as a matter
       of Operations            of prudence.

J. Baker
555 Turnpike Street
Canton, MA 02021
Attn:  Patty Cimmino
- --------------------------------------------------------------------------------
Standard Insurance Company      Group Long Term Disability                 $ -0-
P.O. Box 5673                   Insurance Coverage
Portland, OR 97228-5673
- --------------------------------------------------------------------------------
Syncsort Inc                    Software Maintenance Contract              $ -0-
50 Tice Blvd, CN 18
Woodcliff Lake, NJ 07675
- --------------------------------------------------------------------------------
The Aetna Casualty & Surety     Insurance Policy                           $ -0-
Company                         Umbrella
1501 Fourth Avenue, Suite 1000
Seattle, WA 98101
- --------------------------------------------------------------------------------
The Aetna Casualty & Surety     Insurance Policy                           $ -0-
Company                         Automobile
1501 Fourth Avenue, Suite 1000
Seattle, WA 98101
- --------------------------------------------------------------------------------
The Maryland Insurance Group    Group Insurance Plan                       $ -0-
3910 Keswick Road
Baltimore, MD 21211
- --------------------------------------------------------------------------------
Trans Union Corporation         Loss Prevention Skip Tracing            $ 906.96
400 112th Avenue N.E., #330     Contract
Bellevue, WA  98004
- --------------------------------------------------------------------------------

                                EXHIBIT G-6

- --------------------------------------------------------------------------------
Transamerica Occidental Life    Voluntary Personal Accident             $ 289.98
c/o Transamerica Assurance      Insurance Coverage
Company
File #52649
Los Angeles, CA 90074-2649
- --------------------------------------------------------------------------------
UCI  Distribution Plus          Maintenance Service Contract         $ 13,011.68
P.O. Box 3802
Burbank, CA  91504
- --------------------------------------------------------------------------------
UFCW Local 1001, AFL-CIO       1996 - 1998 Collective Bargaining           $ -0-
12838 SE 40th Place            Agreement (Office Employees)
Bellevue, WA 98006
                               Post-petition agreement per order
                               dated 05/17/96. Listed as a matter
                               of prudence.
- --------------------------------------------------------------------------------
UFCW Local 1001, AFL-CIO       1995 - 1997 Agreement                       $ -0-
12838 SE 40th Place
Bellevue, WA 98006             Post-petition agreement per order
                               dated 10/16/95. Listed as a matter
                               of prudence.
- --------------------------------------------------------------------------------
Wells Fargo Armored Services   Armored Car Services Contract            $ 294.74
Corp.
P.O. Box 4734
Pocatello, ID  83205
- --------------------------------------------------------------------------------
Wells Fargo Armored Services   Armored Car Services Contract               $ -0-
Corp.
2285 West California Ave.
Salt Lake City, UT  84104
- --------------------------------------------------------------------------------
William Dierickx Company       Fax and Canon Copiers Maintenance      $ 4,256.53
3075 112th Avenue N.E.,        Contract
Suite 100
P.O. Box 96046
Bellevue, WA  98004
- --------------------------------------------------------------------------------
William M. Mercer Incorporated Employee Benefits Consulting                $ -0-
P.O. Box 24787                 Retainer Agreement
Seattle, WA 98124-0787
- --------------------------------------------------------------------------------
Willows 124 Associates,        Corporate Offices                           $ -0-
Limited Partnership            Lease Date: 02/23/96
c/o Newport Towers Limited
Partnership
3605 132nd Avenue SE,
Suite 300
Bellevue, WA  98006-1323       Post-petition lease. Listed as a
                               matter of prudence.
- --------------------------------------------------------------------------------
First Interstate Bank         Store #502 - Burien                    $139,479.13
of Washington                 Lease Date: 09/19/68
999 Third Avenue, 14th Floor
Seattle, WA  98111
Contact:  Mark Lusier
          Robin Gould

First Interstate Bank of
Washington, NA
c/o Glenn R. Nelson
Oles, Morrison & Rinker
3300 Columbian Center
701 5th Avenue
Seattle, WA 98104
- --------------------------------------------------------------------------------
Lake Forest Park Towne Center  Store #506 - Forest Park               $ 3,648.97
Attn: Accounting Dept.         Lease Date: 06/13/88
P.O. Box 30009
Laguna Niguel, CA  92607-0009
Contact:  Dodie Cardinal,
          Mall Mgr.
- --------------------------------------------------------------------------------

                                EXHIBIT G-7

- --------------------------------------------------------------------------------
Terranomics Crossroads         Store #508 - Crossroads               $ 30,385.24
Association                    Lease Date: 12/20/63
320 108th Ave. N.E.,
Suite 406
Bellevue, WA  98004
Contact:  Susan Benton,
          Property Manager

Edwin G. Woodward, Esq.
Wolfstone, Panchot & Bloch
301 Second Avenue, Suite 1500
Seattle, WA 98104-1577
- --------------------------------------------------------------------------------
Tomlinson Black Management,    Store #510 - Manito                   $ 29,674.32
Inc.                           Lease Date: 11/07/85
107 South Howard, Suite 600
Spokane, WA 99204-0373
Contact:  Sheron Olson,
          Lease Administrator

Ernst Home Center, Inc.
15511 Sixth Avenue
Seattle, WA 98101
Contact:  Douglas E. Newell
- --------------------------------------------------------------------------------
Circle V Management Company    Store #512 - Totem Lake               $139,351.48
12620 120th Avenue NE,         Lease Date: 01/16/73
Suite 202
Kirkland, WA  98034
Contact: Linda Schallenberger,
         Mall Manager

Joel G. Green
Green & Ockerman
9757 Juanita Drive NE, Suite 100
Kirkland, WA 98034
- --------------------------------------------------------------------------------
Shadle Shopping Center         Store #514 - Shadle Park               $ 2,907.56
South 107 Howard, Suite 414    Lease Date 07/05/73
Spokane, WA  99204
Contact:  B.E. Coe,
          Vice President

Tomlinson Black Management,
Inc.
107 South Howard, Suite 600
Spokane, WA 99204-0373
Contact:  Sheron Olson,
          Lease Administrator
- --------------------------------------------------------------------------------
Hickel Investment Company      Store #516 - Seward Highway           $100,456.38
Box 101700                     Lease Date: 05/17/74
Anchorage, AK  99510-1700
Contact:  Nick Pefanis
- --------------------------------------------------------------------------------
Wesbuild, Inc.                 Store #518 - Westwood Village         $ 17,411.04
D-10 Westwood Town Center      Lease Date: 04/01/74
2500 SW Barton
Seattle, WA  98126
Contact:  John Whitson,
          General Manager

Wesbild, Inc.
c/o David R. Riley
800 Fifth Avenue, Suite 4100
Seattle, WA 98104
- --------------------------------------------------------------------------------

                                EXHIBIT G-8

- --------------------------------------------------------------------------------
SeaTac Mall Associates         Store #520 - SeaTac Mall               $ 8,826.66
1928 South SeaTac Mall         Lease Date: 12/02/74
Federal Way, WA  98003
Contact:  Elaine Mansoor,
          General Manager

Sea-Tac Mall Associates
c/o Ernie Zachary Park, Esq.
Bewley, Lassleben & Miller
13215 E. Penn Street,
Suite 510
Whittier, CA 90602
- --------------------------------------------------------------------------------
Fred Meyer, Inc.               Store #522 - Pocatello                 $ 4,064.25
P.O. Box 42121                 Lease Date: 01/07/76
Portland, OR 97242
Contact:  Beverly Stautz
          Joy Wright

Chris Matthews and Associates
c/o Pocatello Mall Office
800 Yellowstone
Pocatello, ID 83201
Contact: Jodie Bates,
         Property Manager

Daniel C. Vaughn
Cairncross & Hemplemann, P.S.
701 Fifth Avenue, Suite 7000
Seattle, WA 98104-7016
- --------------------------------------------------------------------------------
Gavora, Inc.                   Store #524 - Fairbanks                $ 64,128.01
Box 70021                      Lease Date: 04/29/76
Fairbanks, AK  99701
Contact:  Bill Whaley
- --------------------------------------------------------------------------------
Factoria Square Mall           Store #526 - Factoria                 $ 38,726.12
1388 Sutter Street, Suite 730  Lease Date: 12/01/75
San Francisco, CA  94109
Contact:  Paul Roggencamp
          Craig Chang

Factoria Square L.P.
Brad Brigham
Jameson Babbitt Stites
& Lombard
999 Third Ave, Suite 1900
Seattle, WA 98104
- --------------------------------------------------------------------------------

                                EXHIBIT G-9

- --------------------------------------------------------------------------------
Aetna Life Insurance Company   Store #526 - Factoria                       $ -0-
151 Farmington Avenue          Reciprocal Easement Agreement
Hartford, CT 06156
Attn:  Carl Geupel

Ernst Home Center, Inc.
1511 Sixth Avenue
Seattle, WA 98101
Attn: Real Estate Department
      Ellis Kantor

Factoria Square Mall
1388 Sutter Street, Suite 730
San Francisco, CA 94108
Contact:  Craig Chang

Jacob M. Alkow
(Big 5 Sporting Goods)
United Merchandising Corp.
2525 East El Segundo Blvd
El Segundo, CA 90245-4632
Attn:  Keith L. Moore

Mervyn's
22301 Foothill Blvd
Hayward, CA 90624
Attn:  Senior Property Administrator

Target Stores
33 South Sixth Street
P.O. Box 1392
Minneapolis, MN 55440-1392
Attn: Mark B. Johnson

Payless Drug Stores Northwest, Inc.
9275 South West Peyton Lane
Wilsonville, OR 97070
Attn:  Robert B. Sari

Safeway, Inc
4th and Jackson Streets
Oakland, CA 94660
Attn: Sharman Braff
      Senior Attorney

Safeway, Inc
1000 124th Avenue, NE
P.O. Box 90947
Bellevue, WA 98009-0947
Attn:  Richard L. Costanzo

Washington Mutual Savings Bank
Corporate Real Estate SAS0407
1191 Second Avenue
Seattle, WA 98101
Attn:  Kent Wiegel
- --------------------------------------------------------------------------------

                                EXHIBIT G-10

- --------------------------------------------------------------------------------
Wells Fargo Realty
Advisors Funding, Inc,         Store #528 - Northgate                $ 27,637.18
111 Sutter Street, 17th Floor  Lease Date:  11/01/77
San Francisco, CA  94104
Contact:  Don Kuemmeler

David & Linda Hudesman
1620 43rd E
Seattle, WA 98112
Contact:  Skip Gilbert

Northgate Mall Partnership
Cynthia M. Bartlett, Esq.
Debartolo Properties
Management, Inc.
7620 Market Street
Youngstown, OH 44513

Principal Mutual Life
Insurance Co
Dennis Ballard, attorney
711 High Street
Des Moines, IA 50392-0301

Principal Mutual Life
Insurance Co
Phillip T. Hutchison, attorney
Casey & Pruzan
720 3rd Avenue, 18th floor
Seattle, WA 98014
- --------------------------------------------------------------------------------
Country Club Mall              Store #530 - Idaho Falls                    $ -0-
c/o Consolidated Property      Lease Date: 06/21/76
Management Ltd.
168 N 9th Street, Suite 250
P.O. Box 2666                  Previously assumed per order dated
Boise, ID  83701               08/08/95. Listed as a matter of
Contact:  Linda Roberts        prudence.

Country Club Mall Associates
c/o Diversified Equities
Limited Partnership
34555 Chargin Boulevard
Moreland Hills, Ohio 44022
- --------------------------------------------------------------------------------
Wenatchee Valley Mall          Store #532 - East Wenatchee            $ 8,793.84
Eastmont Enterprises           Lease Date: 01/16/76
c/o Center Investments
PO Box 7219
East Wenatchee, WA  98802-7219
Contact:  Dan Barr,
          General Manager
- --------------------------------------------------------------------------------
First Union Management Inc.    Store #536 - Yakima                   $ 19,049.89
55 Public Square, Suite 1910   Lease Date:  03/23/78
Cleveland, OH  44113-1937
Contact:  Lynn L. Boudon
- --------------------------------------------------------------------------------

                               EXHIBIT G-11

- --------------------------------------------------------------------------------
Capital Mall Company           Store #538 - Olympia                  $ 41,515.81
Capital Mall                   Lease Date: 09/30/77
324 Capital Mall
Olympia, WA  98502-5089
Contact:  Gene Coldon,
          General Manager

Capital Mall Company
c/o Ernie Zachary Park, Esq.
Bewley, Lassleben & Miller
13215 E. Penn Street, Suite 510
Whittier, CA 90602
- --------------------------------------------------------------------------------
Acquiport Seven Corporation    Store #540 - Alderwood Mall                 $ -0-
c/o The Edward J. DeBartolo    Lease Date: 02/08/96
Corp.
7655 Market Street
P.O. Box 3287                  Post-petition lease per order dated
Youngstown, OH  44513-6085     01/23/96. Listed as a matter of
Contact: Robin Butler          prudence

Benaroya Capital Company, LLC
1001 Fourth Avenue, Suite 4700
Seattle, WA 98154

David N. Lombard
Jameson Babbitt Stites &
Lombard
999 Third Avenue, Suite 1900
Seattle, WA 98104
- --------------------------------------------------------------------------------
Acquiport Seven Corporation    Store #540 - Alderwood Mall                 $ -0-
c/o The Edward J. DeBartolo    Operating Agreement
Corp.
7655 Market Street
P.O. Box 3287
Youngstown, OH  44513-6085

Acquiport Seven Corporation
c/o Jones Lang Wootton
Realty Advisors
101 East 52nd Street
New York, NY 10022
Attn:  Mr. Charles Grossman

J.C. PENNEY PROPERTIES, INC.
One Century Centre
1750 East Golf Road
Schaumburg, IL 60173-5049

J.C. PENNEY COMPANY, INC.
1901 N. Roselle Road
Schaumburg, IL 60173-5049
Attn:  Real Estate Counsel

NORDSTROM, INC.
1501 Fifth Avenue
Seattle, WA 98101
Attn:  President
- --------------------------------------------------------------------------------

                               EXHIBIT G-12

- --------------------------------------------------------------------------------
NORDSTROM REALTY, INC.         Store #540 - Alderwood Mall                 $ -0-
c/o NORDSTROM, INC.            Operating Agreement (continued)
1501 Fifth Avenue
Seattle, WA 98101
Attn:  President

Sears Roebuck & Co.
Sears Tower
Chicago, IL 60684
Attn: National Mgr,
Real Estate Planning Group,
Department 824 RE

Sears Roebuck & Co.
Sears Tower
Chicago, IL 60684
Attn: General Counsel
      Merchandise Group
      Department

The Bon, Inc.
Third Ave. & Pine Street
Seattle, WA 98181
Attn: Chairman

The Bon, Inc.
c/o Federated Department
Stores, Inc.
7 West Seventh Street
Cincinnati, OH 45202
Attn: Real Estate Dept.
- --------------------------------------------------------------------------------
McCarthy Management and        Store #542 - Palouse Empire           $ 76,770.69
Development Company            Lease Date: 06/22/78
Palouse Empire Mall
W 201 North River Drive,
Suite 100
Spokane, WA  99201
Contact:  Dahlia Smith,
          Mall Manager
          Orville L. Barnes
- --------------------------------------------------------------------------------
Northway Mall                  Store #544 - Northway Mall            $ 22,963.65
3101 Penland Parkway,          Lease Date: 03/30/79
Suite M-1
Anchorage, AK  99508-1955
Contact:  Barbara Dickson,
          Assistant Mall Mgr

Northway Mall
c/o Rawson, Blum & Company
50 California Street, Suite 1400
San Francisco, CA 94111
Contact:  Robert H. Barrett, Vice President
- --------------------------------------------------------------------------------

                               EXHIBIT G-13

- --------------------------------------------------------------------------------
TRF Management Corp.           Store #546 - Wishkah Mall             $ 11,239.61
P.O. Box 5727                  Lease Date:  06/08/77
12400 SE 38th Street
Bellevue, WA  98006-0227
Contact:  Scott Tapp,
          Property Acct.
          Robert Burton,
          Receiver

Laurence E. Mason,
Attorney for Receiver
Julin, Fosso, Sage,
McBride & Mason
1001 4th Avenue, Suite 3900
Seattle, WA 98154-3720

Pacific Mutual Life
Insurance Co.
c/o Marc Barreca
Prestion Gates & Ellis
5000 Columbia Center
701 Fifth Avenue
Seattle, WA 98104-7078
- --------------------------------------------------------------------------------
Loveless Tollefson Properties  Store #548 - Juneau                         $ -0-
606 110th Ave. NE, Suite 206   Lease Date: 01/13/87
Bellevue, WA  98004
Contact:  Bud Jaeger,
          Mall Manager         Previously assumed per order dated
                               01/12/96. Listed as a matter of
                               prudence.
- --------------------------------------------------------------------------------
Sol-Ken Enterprises            Store #550 - Soldotna                  $ 1,463.58
35277 Kenai Spur Road          Lease Date: 05/18/84
Soldotna, WA  99669
Contact:  Earl C. Mundell
- --------------------------------------------------------------------------------
Dimond Center                  Store #552 - Seward & Dimond          $ 92,055.26
800 East Dimond Blvd.,         Lease Date: 07/09/81
Suite 3-500
Anchorage, AK  99515
Contact:  Nancy Trinklein,
          Controller
- --------------------------------------------------------------------------------
K.O. Erickson Trust Fund       Store #556 - Port Angeles              $ 8,333.00
2611 Broadway E                Lease Date:  04/09/84
Seattle, WA  98102
Contact:  David Storm,
          Managing Trustee
- --------------------------------------------------------------------------------
Kitsap Mall                    Store #558 - Kitsap Mall              $ 20,954.12
PO Box 2147                    Lease Date: 08/07/84
10315 Silverdale Way NW
Silverdale, WA  98383
Contact:  Bob Jones,
          General Manager

Winmar Company, Inc.
700 5th Avenue, Suite 2600
Seattle, WA 98104-5026
Attn: Lauri J. Langton
      Patty Fernandez
- --------------------------------------------------------------------------------

                               EXHIBIT G-14

- --------------------------------------------------------------------------------
J.C. PENNEY COMPANY, INC.      Store #558 - Kitsap Mall                    $ -0-
P.O. Box 4015                  Construction and Operating
Buena Park, CA 90624           Reciprocal Easement Agreement
Attn:  Real Estate Counsel

J.C. PENNEY COMPANY, INC.
1901 N. Roselle Road
Schaumburg, IL 60173-5049
Attn:  Real Estate Counsel

J.C. PENNEY COMPANY, INC.
The Penney Store
Kitsap Mall
Silverdale, WA 98383
Attn:  Store Manager

Kitsap Associates
Limited Partnership
c/o Winmar Company, Inc.
P.O. Box 21545
Seattle, WA 98111

Mervyn's
22301 Foothill Blvd
Hayward, CA 90624
Attn:  Senior Property
       Administrator

Sears Roebuck & Co.
Sears Tower
Chicago, IL 60684
Attn:National Mgr,
     Real Estate Planning Group
     Department 824 RE

Sears Roebuck & Co.
Sears Tower
Chicago, IL 60684
Attn: General Counsel
      Merchandise Group
      Department

The Bon, Inc.
Third Ave. & Pine Street
Seattle, WA 98181
Attn: Chairman

The Bon, Inc.
c/o Federated Department
Stores, Inc.
7 West Seventh Street
Cincinnati, OH 45202
Attn: Real Estate Dept.
- --------------------------------------------------------------------------------
TRF Management Corp.           Store #562 - Wasilla                        $ -0-
Cottonwood Creek Mall          Lease Date: 04/20/84
1801 Parks Highway, Suite M-1
Wasilla, AK  99654             Previously assumed per order dated
Contact:  Gudrun Gayman,       11/09/95. Listed as a matter of
Property Manager               prudence.
- --------------------------------------------------------------------------------

                               EXHIBIT G-15

- --------------------------------------------------------------------------------
Lewiston Center                Store #564 - Lewiston                 $ 30,548.64
East 325 Sprague Avenue        Lease Date: 06/07/84
Spokane, WA  99202
Contact:  Gary Florence,
          Mall Mgr.
          Joan Peterson
- --------------------------------------------------------------------------------
Highland Hills Shopping        Store #566 - Highland Hills            $ 9,844.72
Center                         Lease Date:  01/23/87
c/o Koehler, McFayden
and Company
1601 Fifth Avenue, Suite 2210
Seattle, WA  98101
Contact:  Dan Kettman,
          Controller
- --------------------------------------------------------------------------------
A.P. Century V, L.P.           Store #568 - Marysville                     $ -0-
c/o Century Properties Inc.    Lease Date: 04/29/87
365 W. Passaic Street
Rochelle Park, NJ 07662        Previously assumed per order dated
Contact:  Celeste Benzoni      02/23/95. Listed as a matter of
          Controller           prudence.

New Valley Corporation
P.O. Box 35090
Newark, NJ 07193-5090
- --------------------------------------------------------------------------------
The Edward J. Debartolo        Store #586 - Tri-Cities               $ 19,879.10
Corporation                    Lease Date:  07/11/88
7655 Market Street
PO Box 3287
Youngstown, OH  44512
Contact:  Don Williams,
          Mall Mgr.
          R. Lynn Squire

Columbia Mall Partnership
Cynthia M. Bartlett, Esq.
Debartolo Properties
Management, Inc.
7620 Market Street
Youngstown, OH 44513

Wells Fargo Realty
Advisors Funding, Inc,
111 Sutter Street, 17th Floor
San Francisco, CA  94104
Contact:  Don Kuemmeler
- --------------------------------------------------------------------------------
The King Company               Store #594 - Corvallis                $ 11,178.12
Rainier Cold Storage           Lease Date: 1988
6004 Airport Way South
Seattle, WA  98108
Contact:  Bob King, Owner

The King Company
c/o Keith Allred
Davis Wright Tremaine
2600 Century Square
1501 Fourth Avenue
Seattle, WA 98101
- --------------------------------------------------------------------------------
Merlyn Doleman                 Store #594 - Corvallis (Parking Lot         $ -0-
464 Tahos Road                 Lease)
Orinda, CA 94563
                               Lease Date: 06/30/75
- --------------------------------------------------------------------------------

                               EXHIBIT G-16

- --------------------------------------------------------------------------------
Southgate Mall Associates      Store #596 - Missoula                    $ 433.80
Management Office/             Lease Date: 04/06/89
Southgate Mall
Missoula, MT  59801
Contact:  Douglas R. Anderson,
          General Mgr
- --------------------------------------------------------------------------------
Price Development Company      Store #600 - Logan                    $ 18,067.64
1300 North Main                Lease Date: 12/22/78
Logan, UT  84321
Contact:  P. Todd Wightmar,
          General Manager

Price Financing Partnership
35 Century Park Way
Salt Lake City, UT 84115
Contact:  Marilyn M. Smedley
- --------------------------------------------------------------------------------
Magic Valley Mall              Store #602 - Twin Falls                $ 2,264.22
1485 Pole Line Road East       Lease Date: 06/13/91
Twin Falls, ID  83301
Contact:  Don Chandler,
          General Manager
- --------------------------------------------------------------------------------
University City                Store #604 - University City           $ 8,032.75
C/O McCarthy Management &      Lease Date: 06/07/91
Development Company
W. 201 North River Drive,
Suite 100
Spokane, WA 99201
Contact:  Orville L. Barnes
- --------------------------------------------------------------------------------
Kmart Corporation              Store #606 - Moses Lake               $ 12,486.58
International Headquarters     Lease Date:  04/07/93
Real Estate Department
3100 West Big Beaver Rd.
Troy, MI  48084-3163
Contact:  Marilyn J. Thomas,
          Property
          Administrator
- --------------------------------------------------------------------------------
Mercury Development            Store #608 - Astoria                  $ 15,989.32
13635 NW Cornell #200          Lease Date:  07/21/93
Portland, OR  97229
Contact:  David P. Zimmel,
          President

Portland Fixture
Limited Partnership
13635 MW Cornell, #200
Portland, OR 97229
- --------------------------------------------------------------------------------
CWO/TCEP II Joint Venture #1   Store #610 - Issaquah                       $ -0-
c/o Trammell Crow              Lease Date: 05/18/94
5601 Sixth Avenue South
PO Box 80326                   Previously assumed per order dated
Seattle, WA  98108             07/08/95. Listed as a matter of
                               prudence.
- --------------------------------------------------------------------------------

                               EXHIBIT G-17

                       LIST OF EXECUTORY CONTRACTS REJECTED

          Effective upon the Effective Date, the Debtor in Possession hereby rejects all executory contracts and unexpired leases that exist between the Debtor and any other entity which have not previously been rejected, except the Debtor in Possession does not reject those executory contracts and unexpired leases (i) which are listed in Exhibit G to the Plan and assumed pursuant to Section VI.A of the Plan, or (ii) which are or have been specifically assumed, or assumed and assigned, by the Debtor in Possession with the approval of the Bankruptcy Court by separate proceeding in the Chapter 11 Case. The executory contracts and unexpired leases rejected under the Plan shall include, without limitation, those listed below. Inclusion herein does not constitute an admission by the Debtor in Possession that an executory contract or unexpired lease exists or is valid. As a matter of prudence, the following list includes contracts and leases which may have previously been rejected or canceled or assigned or which may have expired:

                               SEE ATTACHED LIST.



                              EXHIBIT H TO PLAN

DEBTOR'S PLAN OF REORGANIZATION         STUTMAN, TREISTER & GLATT
UNDER CHAPTER 11 OF THE                  PROFESSIONAL CORPORATION
BANKRUPTCY CODE                    3699 Wilshire Blvd., Suite 900
                                           Los Angeles, CA  90010
                                        Telephone: (213) 251-5100
                               Special Reorganization Counsel for
                                  Debtor and Debtor in Possession

                          LEASES AND EXECUTORY CONTRACTS REJECTED

1.  Name and Mailing Address of other Parties to Lease or Contract
2.  Description of Contract or Lease

- -------------------------------------------------------------------------------------------------------------
NAME & MAILING ADDRESS                                                DESCRIPTION OF CONTRACT/LEASE
- -------------------------------------------------------------------------------------------------------------
ADT                                                                   Alarm Monitoring Contract
for Stores
1916 Boren Avenue
Seattle, WA  98101
- -------------------------------------------------------------------------------------------------------------
Air Plus Mechanical, Inc.                                             Maintenance Service Contract
P.O. Box 3292
Spokane, WA 99220
- -------------------------------------------------------------------------------------------------------------
Alascom Inc.                                                          Telephone Services Contract
Processing Center
P.O. Box 196790
Anchorage, AK 99519-6790
- -------------------------------------------------------------------------------------------------------------
Altus Finance, S.A., AIF II, L.P., Executive Life Insurance           Debt Registration Rights Agreement
Company of New York                                                   Dated as of October 30, 1992
- -------------------------------------------------------------------------------------------------------------
Altus Finance, S.A., AIF II, L.P., Executive Life Insurance           Master Recapitalization Agreement
Company of New York, The Prudential Assurance Company Limited,
Morgens Waterfall Vintiadis & Co., Inc., Merrill Lynch Phoenix
Fund, Inc., Insurance Commissioner of the State of California as
Conservator for Pacific Standard Life Insurance Co., New Street
Capital Corporation, T. Rowe High Yield Fund, Inc., Warren F.
Florkiewicz, Melville B. Wier, John R. Sloan, Penn Series High
Yield Bond Fund, The Thompson Company, Fidelity Management &
Research Company, The Philp Co., Jerome Chazen, Wyn L. Lydecker,
Western Pacific Life Insurance Company, in Conservation, John
Hancock Capital Fund One
- -------------------------------------------------------------------------------------------------------------
Apollo Retail Partners, L.P., Merrill Lynch Phoenix Fund, Inc.,       Equity Registration Rights Agreement
New Street Capital Corporation, T. Rowe High Yield Fund, Inc.,        Dated as of October 30, 1992
Executive Life Insurance Company of New York, The Thompson
Company, Penn Series High Yield Bond Fund, John Hancock Capital
Growth Management, Inc., The Prudential Assurance Company
Limited, Jerome Chazen, David E. Bowe, John R. Sloan, James M.
Harrison, The Philp Co., Western Pacific Life Insurance Company,
in Conservation, Warren Florkiewicz, Melville B. Wier, Morgens
Waterfall Vintiadis & Co. Inc., Morgens Waterfall Vintiadis
Investments N.V., Morgens Waterfall Income Partners, Betje
Partners, Phoenix Partners, Restart Partners L.P., Restart
Partners II, L.P., Restart Partners III, L.P., The Bond Fund of
the Common Fund
- -------------------------------------------------------------------------------------------------------------


                                EXHIBIT H - 1

- -------------------------------------------------------------------------------------------------------------
Apollo Retail Partners, L.P., Morgens Waterfall Vintiadis & Co.       Stockholder's Voting Agreement
Inc., Morgens Waterfall Vintiadis Investments N.V., Morgens
Waterfall Income Partners, Betje Partners, Phoenix Partners,
Restart Partners L.P., Restart Partners II, L.P., Restart
Partners III, L.P., The Bond Fund of the Common Fund, Merrill
Lynch Phoenix Fund, Inc., Insurance Commissioner of the State of
California as Conservator for Pacific Standard Life Insurance
Co., New Street Capital Corporation, T. Rowe High Yield Fund,
Inc., Executive Life Insurance Company of New York, The Thompson
Company, The Philp Co., Western Pacific Life Insurance Company,
in Conservation, Penn Series High Yield Bond Fund, John Hancock
Capital Growth Management, Inc., The Prudential Assurance
Company Limited, Jerome Chazen, Warren Florkiewicz, Melville B.
Wier, David E. Bowe, John R. Sloan, James M. Harrison
- -------------------------------------------------------------------------------------------------------------
AT&T Uniplan                                                          Telephone Services Contract
P.O. Box 8206
Fox Valley, IL 60572-8206
- -------------------------------------------------------------------------------------------------------------
Austin Chase Coffee                                                   License Agreement for Espresso Coffee
320 Fourth Street SW                                                  Cart
Seattle, WA  98117
- -------------------------------------------------------------------------------------------------------------
Bank of America Capital Management, Inc., Trustee                     Lamonts Apparel, Inc.'s Non-qualified
Box 84993                                                             Supplemental TRIP Benefit Plan
Seattle, WA 98124-6293

Lamonts Apparel, Inc. Supplemental (TRIP) Benefit Plan (as
Amended) dated 11/15/94
12413 Willows Road, NE
Kirkland, WA 98034
- -------------------------------------------------------------------------------------------------------------
Bankers Trust Company, Trustee                                        13.5% Notes Indenture
Attn:  Stanley Berg
Corporate Trust and Agency Group
Fourth Albany Street, 4th Floor
New York, NY  10015
- -------------------------------------------------------------------------------------------------------------
Bilger, Arthur H.                                                     Indemnification Agreement
c/o Apollo Advisors, L.P.
1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
- -------------------------------------------------------------------------------------------------------------
Bowe, David E.                                                        Indemnification Agreement
4446 Taos Road
Dallas, TX 75209
- -------------------------------------------------------------------------------------------------------------
Cascade Olympic Credit, Inc.                                          Collection Agency Service Contract
16150 NE 85th Street, Suite 214-215
Redmond, WA  98052
- -------------------------------------------------------------------------------------------------------------
CCI Mechanical Service                                                Maintenance Service Contract
PO Box 25788
Salt Lake City, UT  84125
- -------------------------------------------------------------------------------------------------------------


                                EXHIBIT H - 2

- -------------------------------------------------------------------------------------------------------------
Commerce and Industry Ins. Co.                                        Insurance Policy
American Home Assurance Co.                                           #WC 152-24-90 RA
99 John Street, 21st Floor
New York, NY 10038
Attn:  Harry R. Bryant
- -------------------------------------------------------------------------------------------------------------
Computer Repair Inc.                                                  Maintenance Service Contract
12524 130th Lane, NE
Kirkland, WA 98034
- -------------------------------------------------------------------------------------------------------------
Continental Insurance Company                                         Coverage:  Property Damage
2900 First Interstate Center
999 Third Avenue, P.O. Box 24011
Seattle, WA  98124-9611
- -------------------------------------------------------------------------------------------------------------
Copses, Peter P.                                                      Indemnification Agreement
c/o Apollo Advisors, L.P.
1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
- -------------------------------------------------------------------------------------------------------------
DataBase Inc.                                                         MIS Contract
307 S 140th Street
Seattle, WA 98168-3431
- -------------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corporation                                       License Agreement
521 Fifth Avenue
New York, NY 10175                                                    Previously terminated by agreement of
Attn: Bonni G. Davis, Esq.                                            the parties. Listed as a matter of
                                                                      prudence.
- -------------------------------------------------------------------------------------------------------------
First Trust National Association                                      10.25% Notes Indenture
180 East Fifth Street
St. Paul, MN 55101
- -------------------------------------------------------------------------------------------------------------
Florkiewicz, Warren F.                                                Indemnification Agreement
6908 E. Thomas Road
Scottsdale, AZ 85251
- -------------------------------------------------------------------------------------------------------------
Giordano, Andrew A.                                                   Indemnification Agreement
P.O. 2383
Arlington, VA 22202
- -------------------------------------------------------------------------------------------------------------
Grinnell Fire Protection                                              Maintenance Service Contract
Department 04015
P.O. Box C34936
Seattle, WA  98124
- -------------------------------------------------------------------------------------------------------------
Harrison, James M.                                                    Indemnification Agreement
c/o Pangburns
2000 White Settlement Road
Fort Worth, TX 76107
- -------------------------------------------------------------------------------------------------------------
Helms, Luke                                                           Indemnification Agreement
c/o Bank of America
555 California Street, 40th floor
San Francisco, CA 94104
- -------------------------------------------------------------------------------------------------------------
Holznagel, Wallace                                                    Employment Agreement
8017 E. Via de Viva
Scottsdale, AZ 85258                                                  Previously terminated by agreement of
                                                                      the parties. Listed as a matter of
                                                                      prudence.
- -------------------------------------------------------------------------------------------------------------
Holznagel, Wallace                                                    Indemnification Agreement
8017 E. Via de Viva
Scottsdale, AZ 85258
- -------------------------------------------------------------------------------------------------------------


                                EXHIBIT H - 3

- -------------------------------------------------------------------------------------------------------------
IBM Credit Corporation                                                Computer Equipment Lease
4000 Executive Parkway
San Ramon, CA  94583
- -------------------------------------------------------------------------------------------------------------
Imagetech                                                             Savin Copier Lease
192 Nickerson Street, Suite 200
Seattle, WA  98109
- -------------------------------------------------------------------------------------------------------------
Keen Realty Consulting Inc.                                           Real Estate Services Contract
60 Cutter Mill Road, Suite 616
Great Neck, NY 11021                                                  Post-petition agreement. Previously
                                                                      terminated by agreement of the parties.
                                                                      Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Kulp, Frank                                                           (a)  Executive Employment Agreement
10 Columbia Key                                                       (b)  Resignation Agreement
Bellevue, WA  98006
                                                                      Previously rejected per order dated
                                                                      01/27/95.
                                                                      Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Kulp, Frank                                                           Indemnification Agreement
10 Columbia Key
Bellevue, WA 98006
- -------------------------------------------------------------------------------------------------------------
Lamonts Apparel, Inc. 1992 Incentive and Nonstatutory Option          Employee Stock Option Plan
Plan                                                                  and all employee stock options issued
12413 Willows Road, NE                                                by Lamonts.
Kirkland, WA 98034
- -------------------------------------------------------------------------------------------------------------
Lamonts Apparel, Inc. Supplemental Executive Retirement Plan          Non-qualified Supplemental Executive
(SERP) dated 11/15/94                                                 Retirement Plan
12413 Willows Road, NE
Kirkland, WA 98034
- -------------------------------------------------------------------------------------------------------------
Lerma, Jr, Carlos J.                                                  License Agreement
Vincent, Ryan D.
d/b/a After 7 Hair Design
363 S.W. Jefferson Avenue
Corvallis, Oregon 97330
- -------------------------------------------------------------------------------------------------------------
Liebert Corporation                                                   MIS Contract
P.O. Box 70474
Chicago, IL 60673-0001
- -------------------------------------------------------------------------------------------------------------
MacDonald-Miller AK, Inc.                                             Maintenance Service Contract
3105 Lakeshore Dr.  #B103
Anchorage, AK  99517
- -------------------------------------------------------------------------------------------------------------
MacDonald-Miller Service, Inc.                                        Maintenance Service Contract
7707 Detroit Ave. SW
Seattle, WA  98106
- -------------------------------------------------------------------------------------------------------------
Makrianes, Jr., James K.                                              Indemnification Agreement
c/o Ward Howell International, Inc.
99 Park Avenue, Suite 2000
New York, NY 10016
- -------------------------------------------------------------------------------------------------------------
Matthews, Norman                                                      Consulting Agreement
650 Madison Avenue, 23rd floor
New York, NY 10022-1004                                               Previously rejected per order dated
                                                                      02/15/95.
                                                                      Listed as a matter of prudence.
Matthews, Norman
c/o Debt Acquisition Company of America II
101 West Broadway, Suite 1460
San Diego, CA 92101
- -------------------------------------------------------------------------------------------------------------


                                EXHIBIT H - 4

- -------------------------------------------------------------------------------------------------------------
Matthews, Norman S.                                                   Indemnification Agreement
650 Madison Avenue, 23rd floor
New York, NY 10022-1004
- -------------------------------------------------------------------------------------------------------------
Merit Mechanical, Inc.                                                Maintenance Service Contract
PO Box 3395
Redmond, WA  98052

Merit Mechanical, Inc.
c/o Debt Acquisition Company of America III
101 West Broadway, Suite 1460
San Diego, CA 92101
- -------------------------------------------------------------------------------------------------------------
Miles Financial Services, Inc.                                        Advertising Graphics Systems Lease
Attn:  Ron Schell
200 Bellardvale Street
Wilmington, MA  01887
- -------------------------------------------------------------------------------------------------------------
Monarch Marking                                                       Marking Machines Lease
P.O. Box 608
Dayton, OH 45401
- -------------------------------------------------------------------------------------------------------------
Morris, Carolyn                                                       Indemnification Agreement
14670 SW Quail Lane, A102
Beaverton, OR 97007
- -------------------------------------------------------------------------------------------------------------
Mountain West Audio, Inc.                                             Maintenance Service Contract
PO Box 26628
Salt Lake City, UT  84126-0628
- -------------------------------------------------------------------------------------------------------------
Muzak                                                                 Maintenance Service Contract
1007 West 32nd Avenue
Anchorage, AK  99503
- -------------------------------------------------------------------------------------------------------------
Muzak - Portland                                                      Maintenance Service Contract
12595 NE Marx Street
P.O. Box 3
Portland, OR 97230-0927
- -------------------------------------------------------------------------------------------------------------
Muzak Ltd. Partnership                                                Maintenance Service Contract
200 South Orcas
Seattle, WA  98108
- -------------------------------------------------------------------------------------------------------------
National Union Fire Insurance Company                                 Retrospective Premium Agreement - One
99 John Street, 21st Floor                                            Year Plan
New York, NY 10038                                                    #WC 152 24 90
Attn:  Harry R. Bryant
- -------------------------------------------------------------------------------------------------------------
Newport Towers Limited Partnership                                    (a)Tenant/Landlord Lease
3605 132nd Avenue SE, Suite 300                                            Agreement
Bellevue, WA  98006                                                   (b) Assignment and Assumption
                                                                      (c) Satellite Dish Agreement
Vyzis Company                                                         (d) First Amendment to Lease
Newport Tower
3605 132nd Ave SE                                                     Previously terminated by agreement of
Bellevue, WA  98006                                                   the parties. Listed as a matter of
Contact:  Corey Candioglos                                            prudence.
          Property Manager
- -------------------------------------------------------------------------------------------------------------
Password Pagers                                                       Pager Lease
1303 West First Avenue, Suite 200
Spokane, WA  99204
- -------------------------------------------------------------------------------------------------------------


                                EXHIBIT H - 5

- -------------------------------------------------------------------------------------------------------------
PRJ                                                                   Computer Software Maintenance Contract
1400 Marina Way South
Richmond, CA  94804
- -------------------------------------------------------------------------------------------------------------
QRS                                                                   Computer Services Contract
300 Drake's Landing Road
Greenbrae, CA  94904
- -------------------------------------------------------------------------------------------------------------
RCM Corporation                                                       Real Estate Services Agreement
600 First Avenue, Suite 620
Seattle, WA  98104
- -------------------------------------------------------------------------------------------------------------
RCS Inc.                                                              Real Estate Services Contract
460 W. 34th Street
New York, NY 100011                                                   Post-petition agreement. Previously
                                                                      terminated by agreement of the parties.
                                                                      Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Ressler, Antony                                                       Indemnification Agreement
c/o Apollo Advisors, L.P.
1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
- -------------------------------------------------------------------------------------------------------------
Scocimara, Eriberto R.                                                Indemnification Agreement
c/o Scocimara & Company, Inc.
Two Greenwich Plaza
Greenwich, CT 06830
- -------------------------------------------------------------------------------------------------------------
SDL Corporation                                                       Construction Contract
3150 Richards Road SE
P.O. Box 1685
Bellevue, WA 98009
- -------------------------------------------------------------------------------------------------------------
Seafirst Bank                                                         Employer Account Agreement
Main at Columbia Center
CASC 063800
701 Fifth Avenue
Seattle, WA  98104
- -------------------------------------------------------------------------------------------------------------
Siegel, Mark                                                          Indemnification Agreement
1901 Avenue of the Stars, Suite 1545
Los Angeles, CA 90067
- -------------------------------------------------------------------------------------------------------------
Siegel, Eric B.                                                       Indemnification Agreement
c/o Apollo Advisors, L.P.
1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
- -------------------------------------------------------------------------------------------------------------
Sloan, John R.                                                        Indemnification Agreement
300 Crescent Court, Suite 900
Dallas, TX 75201
- -------------------------------------------------------------------------------------------------------------
Snyder, Leonard                                                       (a)  Executive Employment Agreement
6277 N Calle Retreta Serena                                           (b)  Resignation Agreement
Tucson, AZ 85750
                                                                      Previously rejected per order dated
                                                                      01/27/95.
                                                                      Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Snyder, Leonard                                                       Indemnification Agreement
6277 N Calle Retreta Serena
Tucson, AZ 85750
- -------------------------------------------------------------------------------------------------------------
Society National Bank                                                 Warrant Agreement and all warrants
c/o Key Corp Shareholder Services, Inc.                               issued by Lamonts
1201 Elm Street, Suite 5050
Dallas, TX 75270
- -------------------------------------------------------------------------------------------------------------


                                EXHIBIT H - 6

- -------------------------------------------------------------------------------------------------------------
SOS Alarm                                                             Alarm Monitoring Agreement
10 West Jackson
Medford, OR  97501
- -------------------------------------------------------------------------------------------------------------
Soundcom, Inc.                                                        Sound system Equipment Lease
Attn:  Dave
2701 California Avenue SW
Seattle, WA  98116
- -------------------------------------------------------------------------------------------------------------
Sousley Sound and Communications                                      Maintenance Service Contract
108 South 4th Avenue
Yakima, WA  98903-3482
- -------------------------------------------------------------------------------------------------------------
Spokane, Earle J.                                                     Employment Agreement
5656 N. via Umbrosa
Tucson, AZ 85750-1352                                                 Previously terminated by mutual
                                                                      agreement per order dated 04/27/95.
                                                                      List as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Spokane, Earle J.                                                     Indemnification Agreement
5656 N. Via Umbrosa
Tucson, AZ 85750-1352
- -------------------------------------------------------------------------------------------------------------
T & M Vending                                                         Business Contract/Lease Agreement
10053 NE 17th Street                                                  (Vending Machines)
Bellevue, WA  98004
- -------------------------------------------------------------------------------------------------------------
Tandem                                                                Computer Software/Hardware Maintenance
19191 Vallco Parkway, Loc 4-20                                        Contract
Cupertino, CA  95014-2594
- -------------------------------------------------------------------------------------------------------------
Tandem                                                                Computer Software/Hardware Maintenance
10220 NE Points Drive, Suite 100                                      Contract
Kirkland, WA  98033-7864
- -------------------------------------------------------------------------------------------------------------
Tandem Computers Inc.                                                 Computer Software/Hardware Maintenance
P.O. Box 6000, File #9661                                             Contract
San Francisco, CA 94160-9661

Tandem Computers Inc.
c/o Debt Acquisition Company of America III
101 West Broadway, Suite 1460
San Diego, CA 92101
- -------------------------------------------------------------------------------------------------------------
Tandem Computers Inc.                                                 Computer Software/Hardware Maintenance
19333 Vallco Parkway                                                  Contract
Cupertino, WA 95014
- -------------------------------------------------------------------------------------------------------------
Technology Unlimited Inc.                                             Check Encoder Service Contract
1179 Andover Park West
Tukwila, WA 98188
- -------------------------------------------------------------------------------------------------------------
Tele-Waves Pagers                                                     Pager Lease
PO Box 2909
Yakima, WA  98907-2909
- -------------------------------------------------------------------------------------------------------------
Telepage NW                                                           Pagers Lease
Attn: Brett
617 Eastlake Ave. East
Seattle, WA  98109
- -------------------------------------------------------------------------------------------------------------
Thompson, Jere W.                                                     Indemnification Agreement
c/o The Southland Corporation
2828 N. Haskell Avenue
Dallas, TX 75204
- -------------------------------------------------------------------------------------------------------------


                                EXHIBIT H - 7

- -------------------------------------------------------------------------------------------------------------
Thompson, John P.                                                     Indemnification Agreement
c/o The Southland Corporation
2828 N. Haskell Avenue
Dallas, TX 75204.
- -------------------------------------------------------------------------------------------------------------
Thompson Consulting                                                   Consulting Agreement
J. Sloan and Company
300 Crescent Court, Suite 900                                         Previously rejected per order dated
Dallas, TX  75201                                                     02/15/95.
Attn: John R. Sloan                                                   Listed as a matter of prudence.

J. Sloan and Company
c/o Debt Acquisition Company of America III
101 West Broadway, Suite 1460
San Diego, CA 92101
- -------------------------------------------------------------------------------------------------------------
Trane Oregon Service Co.                                              Maintenance Service Contract
PO Box 23579
Tigard, Oregon  97281
- -------------------------------------------------------------------------------------------------------------
United Systems, Inc.                                                  Maintenance Service Contract
1021 SW Klickitat Way, Suite 104
Seattle, WA  98134
- -------------------------------------------------------------------------------------------------------------
Vintiadis, Polyvios                                                   Indemnification Agreement
Khakum Wood
Greenwich, CT 06831
- -------------------------------------------------------------------------------------------------------------
Vyzis Company                                                         Purchase and Sale Agreement
3605 132nd Avenue SE, Suite 300
Bellevue, WA  98006-1323                                              Previously terminated by agreement of
                                                                      the parties. Listed as a matter of
                                                                      prudence.
- -------------------------------------------------------------------------------------------------------------
W.W.W. Retail, Inc.                                                   Sublease Agreement for Shoe Departments
9341 Courtland Drive
Rockford, MI  49351                                                   Previously rejected per order dated
                                                                      05/26/95.
                                                                      Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Walsh Construction Co.                                                Construction Contract
3015 SW First Ave.
Portland, OR  97201
- -------------------------------------------------------------------------------------------------------------
Washington Credit, Inc.                                               Collection Agency Service Contract
2001 152nd Ave. NE
Redmond, WA  98073-9729
- -------------------------------------------------------------------------------------------------------------
Wier, Melville B.                                                     Indemnification Agreement
6908 E. Thomas Road
Scottsdale, AZ 85251
- -------------------------------------------------------------------------------------------------------------
Wire Communications                                                   Telephone Services
4134 Ingra Street
Anchorage, AK 99503
- -------------------------------------------------------------------------------------------------------------
Xerox Corporation                                                     Computer Hardware Maintenance Contract
PO Box 25074
Santa Ana, CA  92799
- -------------------------------------------------------------------------------------------------------------
Xerox Corporation                                                     MIS Contract
P.O. Box 660506
Dallas, TX 75266-9937
- -------------------------------------------------------------------------------------------------------------
Xerox Corporation                                                     MIS Contract
P.O. Box 25177
Santa Ana, CA 92799-5177
- -------------------------------------------------------------------------------------------------------------


                                EXHIBIT H - 8

- -------------------------------------------------------------------------------------------------------------
University Village Shopping Center                                    Store #504 - University Village
2637 NE University Village, Suite 7                                   Lease Date:  05/27/82
Seattle, WA  98105
Contact:  Mathew J. Griffin, Vice Pres.                               Terminated prior to bankruptcy. Listed
Josalyn Clements, Mall Manager                                        as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Bear Creek Plaza, Oregon, Ltd.                                        Store #534 - Bear Creek
Investment Analysts, Inc.                                             Lease Date:  05/13/77
1415 Oriole Drive
Los Angeles, CA  90069                                                Previously rejected per order dated
Attn:  F.L. Smothers, Pres.                                           03/24/95.
                                                                      Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Payne Properties and Development Corp.                                Store #555 - Downtown Spokane
905 West Riverside, Suite 406
Spokane, WA  99201                                                    Previously rejected per order dated
Attn:  Edward A. "Al" Payne                                           03/24/95.
                                                                      Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Vyzis Company                                                         Store #574 - Lakewood
3605 132nd SE, Suite 300                                              Lease Date:  1988
Bellevue, WA  98006
Contact:  John Candaux                                                Previously rejected per order dated
          Retail Acctg. Manager                                       02/24/95.
                                                                      Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Huna Totem Corporation                                                Store #576 - Everett
Seattle Pacific Realty, Inc.                                          Lease Date:  12/16/87
Greg Clos, Property Manager
1904 3rd Avenue, #710                                                 Previously rejected per order dated
Seattle, WA  98101                                                    02/24/95.
Contact:  Bianca Harrison, Vice President                             Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
The Good Guys, Inc.                                                   Store #578 - Washington Circle
7000 Marina Blvd.                                                     Lease Date:  11/22/88
Brisbane, CA  94005
Contact:  Gregg Steele                                                Previously terminated by agreement of
          VP Real Estate                                              the parties. Listed as a matter of
                                                                      prudence.
- -------------------------------------------------------------------------------------------------------------
The Cafaro Company                                                    Store #580 - Vancouver Plaza
2445 Belmont Avenue                                                   Lease Date:  06/06/88
PO Box 2186
Youngstown, OH  44504-0186                                            Previously rejected per order dated
Contact:  Herb Brooks, Mall Manager                                   02/24/95.
                                                                      Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
S.Lloyd Assoc., Ltd.                                                  Store #588 - Lloyd Center
c/o Heitman Prop. Oregon                                              Lease Date:  08/09/90
Lloyd Center Mall
2201 Lloyd Center                                                     Previously rejected per order dated
Portland, OR  97232                                                   01/27/95.
Contact:  Tim Earnest, Mall Manager                                   Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Jantzen Beach Center                                                  Store #590 - Jantzen Beach
1405 Jantzen Beach Center                                             Lease Date:  06/01/93
Portland, OR  97217
Contact:  Jennifer J. Lewis                                           Previously termininated by agreement of
          Property Accountant                                         parties. Listed as a matter of
                                                                      prudence.
- -------------------------------------------------------------------------------------------------------------
Valley River Center                                                   Store #592 - Eugene
Executive Offices                                                     Lease Date:  09/17/74
293 Valley River Center
Eugene, OR  97401                                                     Previously rejected per order dated
Contact:  Richard L. Hansen                                           04/05/96.
          General Manager                                             Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------


                                EXHIBIT H - 9

- -------------------------------------------------------------------------------------------------------------
The Hahn Company                                                      Store #598 - Ogden
285-B Ogden City Mall                                                 Lease Dated:  01/30/89
Ogden, UT  84401
Contact:  Kevin Ireland, Mall Manager                                 Previously rejected per order dated
                                                                      02/24/95.
                                                                      Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Price Development Company                                             Store #701 - Boise
Boise Towne Square                                                    Lease Date:  03/26/91
350 North Milwaukee
Boise, ID  83788                                                      Terminated prior to bankruptcy. Listed
Contact:  Thayne Fisher, Asst. Mgr.                                   as a matter of prudence.

Price Financing Partnership, L.P.
35 Century Park-Way
Salt Lake City, UT 84115
Attn:  Marilyn M. Smedley
- -------------------------------------------------------------------------------------------------------------
Cottonwood Mall Company                                               Store #702 - Salt Lake City
4835 S. Highland Drive                                                Lease Date:  04/01/91
Salt Lake City, UT  84117
Contact:  Jeff Machin, General Mgr.                                   Terminated prior to bankruptcy. Listed
                                                                      as a matter of prudence.
Price Financing Partnership, L.P.
35 Century Park-Way
Salt Lake City, UT 84115
Attn:  Marilyn M. Smedley
- -------------------------------------------------------------------------------------------------------------
University Mall                                                       Store #703 - Orem
E-205 University Mall                                                 Lease Date:  07/07/91
Orem, UT  84058
Contact:  C. Robert Dallas                                            Previously rejected per order dated
                                                                      01/10/95.
                                                                      Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Heitman Properties of Nebraska Ltd.                                   Store #704 - Omaha
Oak View Mall                                                         Lease Date:  09/15/92
3001 S 144th St., Suite 2029
Omaha, NB  68144                                                      Previously rejected per order dated
Contact:  Don Lachore                                                 01/10/95.
                                                                      Listed as a matter of prudence.
- -------------------------------------------------------------------------------------------------------------
Melvin Simon and Associates, Inc.                                     Store #705 - Bloomington, MN
Merchants Plaza                                                       Lease Date:  04/24/92
PO Box 7066
Indianapolis, IN  46207                                               Terminated prior to bankruptcy. Listed
Contact:  Melodye Burner Grim                                         as a matter of prudence.
John Wheeler, Mall Manager
Muriel Hall, Asst. Manager
Cindy Harsh, Property Accountant
- -------------------------------------------------------------------------------------------------------------


                                EXHIBIT H - 10